TABLE OF CONTENTS Page OUR UPPERMOST OBJECTIVES AND OUR STRATEGY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3 LETTER FROM CEO ROBERT KEANE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4 SUMMARY CONSOLIDATED RESULTS: 3-YEAR TREND . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5 SUMMARY CONSOLIDATED RESULTS: QUARTERLY TREND . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7 INCOME STATEMENT HIGHLIGHTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9 CASH FLOW AND RETURN ON INVESTED CAPITAL . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12 ADJUSTED EBITDA, DEBT AND SHARE REPURCHASES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14 SEGMENT RESULTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15 VISTAPRINT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15 UPLOAD AND PRINT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17 NATIONAL PEN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19 ALL OTHER BUSINESSES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20 CENTRAL AND CORPORATE COSTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22 CURRENCY IMPACTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24 HOUSEKEEPING ITEMS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 25 FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 25 BALANCE SHEET . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 26 INCOME STATEMENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27 CASH FLOW STATEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 28 ABOUT NON-GAAP MEASURES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 30 NON-GAAP RECONCILIATIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 31 ABOUT CIMPRESS, SAFE HARBOR STATEMENT AND CONTACT INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . 40 Page 2 of 40

CIMPRESS' UPPERMOST FINANCIAL OBJECTIVE Our uppermost financial objective is to maximize our intrinsic value per share (“IVPS”). We define IVPS as (a) the unlevered free cash flow per diluted share that, in our best judgment, will occur between now and the long-term future, appropriately discounted to reflect our cost of capital, minus (b) net debt per diluted share. We define unlevered free cash flow as free cash flow plus cash interest expense related to borrowing. We endeavor to make all financial decisions in service of this priority. As such, we often make decisions that could be considered non-optimal were they to be evaluated based on other criteria such as (but not limited to) near- and mid-term operating income, net income, EPS, Adjusted Net Operating Profit (Adjusted NOP), Adjusted EBITDA, and cash flow. IVPS is inherently long term in nature. Thus an explicit outcome of this is that we accept fluctuations in our financial metrics as we make investments that we believe will deliver attractive long-term returns on investment. OUR STRATEGY Cimpress invests in and builds customer-focused, entrepreneurial, mass-customization businesses for the long term, which we manage in a decentralized, autonomous manner. We drive competitive advantage across Cimpress by investing in a select few shared capabilities that have the greatest potential to create company-wide value. We limit all other central activities to only those which absolutely must be performed centrally. Previously, in addition to our uppermost financial objective, we also described an uppermost strategic objective of being the world leader in mass customization. Mass customization remains a fundamental element of the business model by which Cimpress delivers better value to customers than traditional competitors. However, we have dropped "world leader in mass customization" from our strategic articulation in recognition of the fact that mass customization is not a market per se, but rather a competitive strategy which can be applied across many markets. Stan Davis, in his 1987 strategy manifesto "Future Perfect" coined the term mass customization to describe "generating an infinite variety of goods and services, uniquely tailored to customers". In 2001, Tseng & Jiao defined mass customization as "producing goods and services to meet individual customers’ needs with near mass production efficiency". Page 3 of 40

LETTER FROM ROBERT Dear Investor, The following are a few key highlights of our financial results for the fourth quarter and full FY2018: Fourth Quarter Fiscal Year 2018: • Consolidated revenue grew 12% year over year, and organic constant-currency revenue grew 11%, compared to 18% and 9%, respectively, in Q4 FY2017. • Operating income and Adjusted NOP both increased significantly year over year primarily as a result of revenue growth, net restructuring savings and operating efficiencies. • Cash flow from operations was $48 million and free cash flow was $23 million, both up significantly year over year. • Our leverage ratio decreased slightly from 2.79 times trailing-twelve-month EBITDA at the end of March, 2018 to 2.75 at the end of June, 2018, as our EBITDA expanded sequentially but our debt increased in conjunction with the new senior notes offering. Full Fiscal Year 2018: • Revenue grew 21% year over year, and organic constant-currency revenue grew 11%, compared to 19% and 8%, respectively, in FY2017. • Operating income and Adjusted NOP both increased significantly year over year primarily as a result of revenue growth, net restructuring savings, operating efficiencies and full-year ownership of National Pen. • Cash flow from operations was $192 million and free cash flow was $139 million, both up significantly year over year. Our cash flow from operations was reduced this year by earn-out payments of $49.2 million made in the third quarter. The earn-out payments are excluded from our free cash flow. • We repurchased 895,377 Cimpress shares for $94.7 million inclusive of transaction costs, at an average price per share of $105.78. During FY2018, we operationalized the strategic and organizational changes we announced 18 months ago to help us "stay small as we get big". These changes placed most of our teams and resources under the direct managerial control of the leaders of each of our businesses. This greatly increased their ability to make progress on (and to thus be held accountable for) key success drivers such as customer satisfaction, the attraction and motivation of talented team members, the delivery of attractive returns on investment, and the operation of our businesses in a socially responsible manner. The collective changes also led to the removal of about $75 million of annualized cash costs from our business, which frees up significant capital for future value creation. Today we have also published my annual letter to investors which I strongly encourage you to read since it includes important information that is not part of this earnings document. The letter covers our strategy, capital allocation methodology, key factors which we find useful in estimating the intrinsic value per share of Cimpress, revenue growth expectations by reportable segment, an assessment of our successes and failures in past M&A, our FY2018 investments, and our investment plans for FY2019. A significant portion of our upcoming investor day on August 8, 2018 will be spent reviewing these investments as well. Sincerely, Robert S. Keane Founder & CEO Please see non-GAAP reconciliations at the end of this document. Page 4 of 40

SUMMARY CONSOLIDATED RESULTS: THREE-YEAR TREND - Q4 FY2018

$ in thousands, except percentages

REVENUE BY REPORTABLE SEGMENT, TOTAL REVENUE AND INCOME (LOSS) FROM OPERATIONS:

	Q4 FY 2016	Q4 FY 2017	Q4 FY 2018	FY 2016	FY 2017	FY 2018
Vistaprint	$ 306,125	$ 320,815	$ 357,129	$ 1,220,751	$1,310,975	$ 1,462,686
Upload and Print	146,467	161,792	193,325	432,638	588,613	730,010
National Pen	N/A	53,884	65,906	N/A	112,712	333,266
All Other Businesses	27,729	29,385	19,670	138,244	128,795	87,583
Inter-segment eliminations	(1,116)	(1,620)	(4,896)	(3,589)	(5,690)	(21,004)
Total revenue	**$ 479,205**	**$ 564,256**	**$ 631,134**	**$ 1,788,044**	**$2,135,405**	**$ 2,592,541**
Reported revenue growth	*26%*	*18 %*	*12%*	*20%*	*19 %*	*21%*
Organic constant currency revenue growth	*11%*	*9 %*	*11%*	*11%*	*8 %*	*11%*
Income (loss) from operations	**$ 16,030**	**$ (9,656)**	**$ 21,851**	**$ 78,193**	**$ (45,702)**	**$ 157,800**
Income (loss) from operations margin	*3.3%*	*(1.7)%*	*3.5%*	*4.4%*	*(2.1)%*	*6.1%*

PROFIT (LOSS) BY REPORTABLE SEGMENT ("SEGMENT PROFIT") AND ADJUSTED NET OPERATING PROFIT (NOP):

	Q4 FY 2016	Q4 FY 2017	Q4 FY 2018	FY 2016	FY 2017	FY 2018
Vistaprint	$ 48,157	$ 37,772	$ 53,874	$ 214,947	$ 167,687	$ 241,479
Upload and Print	17,339	19,957	24,705	58,207	63,189	79,310
National Pen	N/A	1,001	2,980	N/A	(2,225)	22,165
All Other Businesses	(10,869)	(9,361)	(9,161)	(9,328)	(31,307)	(34,620)
Total segment profit	**$ 54,627**	**$ 49,369**	**$ 72,398**	**$ 263,826**	**$ 197,344**	**$ 308,334**
Central and corporate costs, excluding unallocated share-based compensation	(25,901)	(26,080)	(26,802)	(97,672)	(104,747)	(106,202)
Unallocated share-based compensation	—	(4,573)	(7,040)	—	(13,346)	(25,198)
Include: Realized (losses) gains on certain currency derivatives not included in operating income	837	3,156	(2,487)	5,863	16,474	(11,445)
Adjusted net operating profit (Adjusted NOP)	**$ 29,563**	**$ 21,872**	**$ 36,069**	**$ 172,017**	**$ 95,725**	**$ 165,489**
Adjusted NOP margin	*6.2%*	*3.9 %*	*5.7%*	*9.6%*	*4.5 %*	*6.4%*
Adjusted NOP year-over-year growth	*8%*	*(26)%*	*65%*	*15%*	*(44)%*	*73%*

CASH FLOW AND OTHER METRICS:

	Q4 FY 2016	Q4 FY 2017	Q4 FY 2018	FY 2016	FY 2017	FY 2018
Net cash provided by (used in) operating activities	$ 52,138	$ 33,092	$ 47,699	$ 247,358	$ 156,736	$ 192,332
Net cash provided by (used in) investing activities	(26,219)	(24,283)	(24,573)	(265,538)	(301,789)	(10,594)
Net cash provided by (used in) financing activities	(23,650)	(18,538)	(25,593)	(5,338)	104,578	(177,757)
Free cash flow	34,794	7,135	22,839	152,360	45,075	139,488
Cash interest related to borrowing	12,780	15,941	20,916	31,336	37,548	49,125

Note: During the first quarter of FY2018, we began presenting inter-segment wholesale fulfillment activity as revenue for the fulfilling business for purposes of measuring and reporting our segment financial performance. We have revised historical results to reflect the consistent application of our current accounting methodology. In addition, we adjusted our historical segment profitability for the allocation of certain IT costs that are allocated to each of our businesses in FY2018.

Please see non-GAAP reconciliations at the end of this document. Page 5 of 40

COMPONENTS OF FREE CASH FLOW:

	Q4 FY 2016	Q4 FY 2017	Q4 FY 2018	FY 2016	FY 2017	FY 2018
Adjusted EBITDA	$ 58,855	$ 59,219	$ 77,636	$ 282,767	$ 238,398	$ 326,141
Cash restructuring payments	—	(7,499)	(2,236)	(2,608)	(15,022)	(17,342)
Cash taxes	(8,661)	(13,375)	(14,390)	(19,750)	(49,342)	(32,278)
Other changes in net working capital (ex. earn-out payments) and other reconciling items	23,337	10,688	7,605	26,898	20,250	14,177
Purchases of property, plant and equipment	(17,794)	(17,241)	(13,489)	(80,435)	(74,157)	(60,930)
Purchases of intangible assets not related to acquisitions	(23)	(87)	—	(476)	(197)	(308)
Capitalization of software and website development costs	(8,140)	(8,629)	(11,371)	(26,324)	(37,307)	(40,847)
Proceeds from insurance related to investing activities	—	—	—	3,624	—	—
Free cash flow before cash interest related to borrowing	**47,574**	**23,076**	**43,755**	**183,696**	**82,623**	**188,613**
Cash interest related to borrowing	(12,780)	(15,941)	(20,916)	(31,336)	(37,548)	(49,125)
Free cash flow	**34,794**	**7,135**	**22,839**	**152,360**	**45,075**	**139,488**

Q4 FY 2018 COMPONENTS OF FREE CASH FLOW (USD MILLIONS)


$78
($2)
($14)
$8
($13)
$—
($11)
$44
($21)
$23
Adjusted EBITDA
Restructuring payments
Cash taxes
Other NWC changes & other items
Capital expenditures
Purchases of intangible assets
Capitalization of software
Free cash flow before interest related to borrowing
Cash interest
Free cash flow

FY 2018 COMPONENTS OF FREE CASH FLOW (USD MILLIONS)


$326
($17)
($32)
$14
($61)
$—
($41)
$189
($49)
$139
Adjusted EBITDA
Restructuring payments
Cash taxes
Other NWC changes & other items
Capital expenditures
Purchases of intangible assets
Capitalization of software
Free cash flow before interest related to borrowing
Cash interest
Free cash flow

Please see non-GAAP reconciliations at the end of this document.

Page 6 of 40

SUMMARY CONSOLIDATED RESULTS: QUARTERLY TREND

$ in millions, except percentages and share data

Revenue & Reported Revenue Growth (1)



$479
$444
$577
$551
$564
$563
$762
$636
$631
26%
18%
16%
26%
18%
27%
32%
16%
12%
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18

Organic Constant-Currency Revenue Growth



11%
6%
8%
11%
9%
12%
11%
11%
11%
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18

(1) Reported revenue growth rates are impacted by the timing of acquisitions.

Cash Flow from Operations (2)



$52
$10
$105
$9
$33
$16
$160
$(32)
$48
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18

(2) Q3FY18 cash flow from operations includes the payment of contingent earn-out liabilities of $49.2 million related to the WIRmachenDRUCK and Easyflyer acquisitions.

Free Cash Flow & Cash Interest Related to Borrowing



FCF
Interest
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18

	Q416	Q117	Q217	Q317	Q417	Q118	Q218	Q318	Q418
FCF	$35	($18)	$77	($21)	$7	($13)	$133	($3)	$23
Interest	$13	$3	$13	$5	$16	$7	$16	$6	$21

Please see non-GAAP reconciliations at the end of this document.

Page 7 of 40

SUMMARY CONSOLIDATED RESULTS: QUARTERLY TREND (CONT.)

$ in millions, except percentages and share data


GAAP Operating Income (Loss)
& Adjusted Net Operating Profit
GAAP OI (Loss)
Adjusted NOP
$16
$30
($28)
$3
$34
$57
($42)
$14
($10)
$22
$47
$10
$73
$94
$17
$25
$22
$36
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18


Net Income (Loss) Attributable to Cimpress
$17
($29)
$35
($43)
($35)
$23
$30
($2)
($7)
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18


Debt (1)
Long-Term
Short-Term
$679
$682
$876
$891
$877
$821
$701
$813
$827
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18


Weighted Average Shares Outstanding
(Millions) (2)
Basic
Diluted
33.0
31.6
32.6
31.1
31.2
32.3
32.3
30.7
30.8
31.4
31.6
31.3
31.1
31.2
31.2
31.0
30.7
30.8
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18

(1) Debt net of issuance costs and discounts.
(2) Basic and diluted shares are the same in certain periods where we reported a GAAP net loss.

Please see non-GAAP reconciliations at the end of this document.
Page 8 of 40

INCOME STATEMENT HIGHLIGHTS

Our **reported revenue growth** was 12% in the fourth quarter, and 21% for FY2018. Consolidated **organic constant-currency growth** was 11% in both Q4 and FY2018. Reported revenue growth slowed in Q4 compared to prior-year growth due to the timing of acquisitions, but accelerated for FY2018 compared to FY2017 primarily due to currency movements. On an organic constant-currency basis, we saw an acceleration in Q4 and FY2018 revenue growth; in Q4 this was partly due to the timing of the Easter holiday and the Q4 and FY2018 growth was helped by the addition of National Pen, which grew rapidly this year.

Q4 FY2018 **GAAP operating income** increased $31.5 million year over year. In addition to the profits driven by revenue growth, the following year-over-year items positively influenced this result:

- About $11 million of combined year-over-year operating expense savings related to the decentralization announced on January 25, 2017 and the Vistaprint restructuring implemented in FY2018. These savings were realized across technology and development, marketing and selling, and general and administrative costs. Nearly all of the savings benefited Vistaprint's segment profit, with the remaining benefit in our central and corporate costs.
- An $11.9 million year-over-year decrease in acquisition-related charges primarily due to the lack of earn-out expense in Q4 FY2018 compared to Q4 FY2017.
- Organic investments were lower than last year, as anticipated and described in last year's annual letter to investors on July 26, 2017.
- Favorable year-over-year currency fluctuations that were offset below the line by year-over-year changes in realized gains and losses from certain hedging contracts in other (expense) income, net.

FY2018 **GAAP operating income** increased $203.5 million year over year. In addition to profits driven by revenue growth, the following year-over-year items positively influenced this result:

- A $24.4 million increase in National Pen segment profit due to the timing of this acquisition during FY2017.
- An $11.5 million decrease in restructuring charges compared to the year-ago period.
- About $55 million of combined year-over-year operating expense savings related to the decentralization announced on January 25, 2017 and the Vistaprint restructuring implemented last quarter. These savings were realized across technology and development, marketing and selling, and general and administrative costs. About 75% of the savings benefited Vistaprint's segment profit, with the bulk of the remaining benefit in our central and corporate costs.
- A $47.9 million gain on the sale of subsidiaries, primarily related to the August, 2017 sale of Albumprinter.


2-Year Stacked Reported Revenue Growth
Earlier period
Later period
39%
26%
13%
31%
18%
13%
29%
16%
13%
55%
26%
29%
44%
18%
26%
45%
27%
18%
48%
32%
16%
42%
16%
26%
30%
12%
18%
Q4'15+Q4'16
Q1'16+Q1'17
Q2'16+Q2'17
Q3'16+Q3'17
Q4'16+Q4'17
Q1'17+Q1'18
Q2'17+Q2'18
Q3'17+Q3'18
Q4'17+Q4'18


2-Year Stacked Organic Constant-Currency Revenue Growth
Earlier period
Later period
24%
11%
13%
17%
6%
11%
18%
8%
10%
21%
11%
10%
20%
9%
11%
18%
12%
6%
19%
11%
8%
22%
11%
11%
20%
11%
9%
Q4'15+Q4'16
Q1'16+Q1'17
Q2'16+Q2'17
Q3'16+Q3'17
Q4'16+Q4'17
Q1'17+Q1'18
Q2'17+Q2'18
Q3'17+Q3'18
Q4'17+Q4'18


GAAP Operating Income (Loss) & Margin (%)
$16
3%
(6)%
($28)
$34
6%
(8)%
($42)
(2)%
($10)
$47
8%
$73
10%
$17
3%
$22
3%
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18


Adjusted Net Operating Profit & Margin (%)
$30
6%
$8
1%
$57
10%
$14
3%
$22
4%
$10
2%
$94
12%
$25
4%
$36
6%
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18

Please see non-GAAP reconciliations at the end of this document.

Page 9 of 40

- A $46.6 million year-over-year decrease in acquisition-related charges. Though amortization of acquired intangible assets increased slightly year over year, there were no impairment charges in the current period, and earn-out and share-based compensation charges related to investment consideration were significantly lower in FY2018 compared to the prior year.
- $49 million lower net spend in organic investments in FY2018 compared to FY2017. Approximately $10 million of this decrease was driven by restructuring savings where the changes either reduced the scope of the investments or made it more efficient to deliver such investments.
- Favorable year-over-year currency fluctuations that were offset below the line by year-over-year changes in realized gains and losses from certain hedging contracts in other (expense) income, net.

These positive FY2018 year-over-year impacts were partially offset by a $2.9 million year-over-year impact of the Albumprinter divestiture.

Adjusted NOP increased significantly year over year in both Q4 and FY2018, primarily due to the same reasons as GAAP operating income. However, the increase in Adjusted NOP excludes the impact of restructuring charges, acquisition-related charges, and gains on the sale of a subsidiary, and includes realized gains or losses on our currency hedges. The net year-over-year impact of currency on Adjusted NOP was negative in both Q4 and FY2018.

GAAP net income (loss) per diluted share for the fourth quarter was $(0.24), versus ($1.11) in the same quarter a year ago. For FY2018, GAAP net income (loss) per diluted share was $1.36 versus a net loss of $(2.29) in the year-ago period. In addition to the factors described above, GAAP net income for Q4 and FY2018 was influenced by non-operational, non-cash year-over-year currency impacts in other (expense) income, net, year-over-year changes in our tax provision, as well as a $17.4 million loss for the early extinguishment of our original senior notes which we redeemed in June 2018.

Gross profit (revenue minus the cost of revenue) grew year over year by $29.4 million and $214.3 million in the fourth quarter and FY2018, respectively.

Gross margin (revenue minus the cost of revenue expressed as a percent of revenue) in the fourth quarter was 49.8%, down slightly from 50.5% in the same quarter a year ago. For FY2018, gross margin was 50.6% versus 51.4% in the year-ago period. For both the quarter and the year, the decline in gross margin was primarily due to the divestiture of Albumprinter in our All Other Businesses segment.


GAAP Operating Income (Loss) & Adjusted Net Operating Profit (TTM)
TTM OI (Loss)
TTM Adjusted NOP
$172
$151
$122
$103
$96
$103
$140
$151
$165
$78
$38
$4
($20)
($46)
$29
$68
$126
$158
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18


Gross Profit & Gross Margin
Gross Profit
Gross Margin %
$257
$231
$300
$282
$285
$280
$402
$317
$315
53.7%
52.0%
52.1%
51.2%
50.5%
49.6%
52.7%
49.8%
49.8%
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18


Contribution Profit & Contribution Margin
Contribution Profit
Contribution Margin %
$173
$144
$197
$173
$186
$175
$261
$198
$206
36.1%
32.5%
34.1%
31.4%
32.9%
31.0%
34.3%
31.2%
32.6%
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18

Please see non-GAAP reconciliations at the end of this document.
Page 10 of 40

Contribution profit (revenue minus the cost of revenue, the cost of advertising and payment processing) grew year over year by $20.0 million and $140.0 million in Q4 and FY2018, respectively. This was driven primarily by revenue growth but also materially benefited from currency fluctuations. Contribution margin (revenue minus the cost of revenue, the cost of advertising and payment processing, expressed as a percent of revenue) in the fourth quarter was 32.6%, down slightly from 32.9% in the same quarter a year ago. For FY2018 contribution margin was 32.4%, down slightly from 32.8% in the year-ago period. Advertising as a percent of revenue decreased year over year for the fourth quarter from 16.1% to 15.7%, which nearly offset the decrease in gross margin as described above. For FY2018, advertising as a percent of revenue decreased year over year from 17.0% to 16.7%. Lower Vistaprint advertising spend as a percent of revenue, our divestiture of Albumprinter, and currency movements accounted for most of this change in advertising as a percent of revenue. Please see non-GAAP reconciliations at the end of this document. Page 11 of 40

CASH FLOW & RETURN ON INVESTED CAPITAL

For the fourth quarter of FY2018, we generated $47.7 million of **cash from operations**, compared with $33.1 million in the fourth quarter of FY2017, with increased profitability due to net restructuring savings and revenue growth, partially offset by increased cash interest payments. For FY2018, we generated $192.3 million in cash from operations, compared with $156.7 million in the year-ago period. For the full year, our cash flow increased due to net savings from restructuring and increased profits from revenue growth, and lower cash taxes, partially offset by the payment of contingent earn-out liabilities of $49.2 million related to the WIRmachenDRUCK and Easyflyer acquisitions included within operating cash flow earlier this year, as well as higher cash interest payments. The chart "Certain Cash Payments Impacting Cash Flow from Operations" on the next page illustrates the impact of interest expense, restructuring payments and earn-outs on our operating cash flow.

Free cash flow was $22.8 million in the fourth quarter of FY2018 compared to $7.1 million in the same period a year ago. For FY2018, free cash flow was $139.5 million, compared to $45.1 million in the prior fiscal year. For both the quarter and the year, these trends were impacted by similar factors as our operating cash flow trends; the exception is that we exclude the full-year earn-out payments from free cash flow because we consider them to be part of the purchase price for M&A, not part of operating activities. The combination of capital expenditures and capitalized software and development costs decreased slightly in the fourth quarter, and more significantly for the full year compared to the related year-ago periods.

Internally, our most important quarterly and annual performance metric is **unlevered free cash flow**, which we define as free cash flow plus cash interest expense related to borrowing. The top two charts at the right illustrate these components on a quarterly and trailing-twelve-month basis. Trailing-twelve-month cash from operations, free cash flow and unlevered free cash flow improved year over year driven by realized net restructuring savings, revenue growth including a full year of National Pen's results, decreased net investment spend, and lower cash taxes.

The GAAP operating measures that we use as a basis to calculate **Return on Invested Capital** (ROIC) are total debt, total shareholders' equity, and operating income. The year-over-year trend in these GAAP measures was favorable to ROIC, as operating income increased significantly and debt decreased. On a trailing-twelve-month basis, Adjusted ROIC as of June 30, 2018 improved significantly compared to the prior-year Q4 TTM period. As of Q2 FY2018, Adjusted ROIC reflected a full year of National Pen operating results.

Free Cash Flow & Cash Interest Related to Borrowing (Quarterly)


FCF
Interest
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18

	Q416	Q117	Q217	Q317	Q417	Q118	Q218	Q318	Q418
FCF	$35	($18)	$77	($21)	$7	($13)	$133	($3)	$23
Interest	$13	$3	$13	$5	$16	$7	$16	$6	$21

Free Cash Flow & Cash Interest Related to Borrowing (TTM)


FCF
Interest
$31
$152
$32
$134
$32
$102
$34
$73
$38
$45
$41
$50
$43
$106
$44
$124
$49
$139
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18

Adjusted Return on Invested Capital (TTM)


TTM Adjusted ROIC
TTM Adjusted ROIC ex SBC
20%
18%
17%
15%
13%
10%
9%
6%
8%
5%
9%
6%
14%
10%
16%
12%
18%
14%
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18

Please see non-GAAP reconciliations at the end of this document.

Page 12 of 40

Cash Flow from Operations (Quarterly)


$52
$10
$105
$9
$33
$16
$160
$(32)
$48
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18

Cash Flow from Operations (TTM)


$247
$230
$200
$176
$157
$164
$219
$178
$192
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18

Certain Cash Payments Impacting Cash Flow from Operations* (Quarterly)


Cash Restructuring
Cash Interest Related to Borrowing
Cash Earn-Out Payments
$22
$9
$13
$3
$13
$13
$5
$8
$23
$16
$7
$11
$7
$4
$23
$16
$7
$59
$49
$6
$4
$23
$21
$2
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18

Certain Cash Payments Impacting Cash Flow from Operations* (TTM)


TTM Cash Restructuring
TTM Cash Interest Related to Borrowing
TTM Cash Earn-Out Payments
$43
$9
$31
$3
$41
$9
$32
$41
$9
$32
$51
$9
$34
$8
$53
$38
$15
$60
$41
$19
$69
$43
$26
$116
$49
$44
$23
$115
$49
$49
$17
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18

Capital Expenditures & Capitalization of Software & Website Development Costs (Quarterly)


Capital Expenditures
Capitalized Software
$26
$8
$18
$27
$8
$19
$28
$11
$17
$31
$10
$21
$26
$9
$17
$29
$9
$20
$27
$9
$18
$20
$11
$9
$24
$11
$13
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4 FY18

Capital Expenditures & Capitalization of Software & Website Development Costs (TTM)


Capital Expenditures
Capitalized Software
$106
$26
$80
$105
$30
$75
$106
$33
$73
$112
$37
$75
$111
$37
$74
$113
$38
$75
$113
$36
$77
$103
$38
$65
$102
$41
$61
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4 FY18

** Cash restructuring and cash interest related to borrowing impact both cash flow from operations and free cash flow. Cash earn-out payments impact cash flow from operations but are excluded from free cash flow.*

Please see non-GAAP reconciliations at the end of this document.

Page 13 of 40

ADJUSTED EBITDA, DEBT & SHARE REPURCHASES

We do not manage our business performance to Adjusted EBITDA; however it is a significant component of unlevered free cash flow which is the financial metric to which we manage the business on an annual basis.

Adjusted EBITDA is operating income plus depreciation and amortization (including acquisition-related amortization of intangible assets), goodwill and other impairment charges, restructuring charges, gains on the purchase or sale of subsidiaries, share-based compensation, and several other small items described in the non-GAAP reconciliation section of this letter. Adjusted EBITDA for Q4 FY2018 was $77.6 million, up 31% from Q4 FY2017 and our TTM Adjusted EBITDA was $326.1 million, up 37% from the year-ago TTM period. Though Adjusted EBITDA excludes several costs and benefits in our operating income, Q4 and full year Adjusted EBITDA moved in line with the trends in operating income discussed on pages 9 and 10 of this document.

The calculation for our debt leverage ratio (either total or senior secured debt to trailing-twelve-month EBITDA) uses definitions of both debt and EBITDA that differ from the corresponding figures reported in this document. For example, the EBITDA defined in our debt covenants gives pro forma effect for acquired and divested businesses that closed within the trailing-twelve-month period ended June 30, 2018, as well as other small differences.

Our total leverage ratio was 2.75 as of June 30, 2018, and our senior secured leverage ratio was 1.47. While our TTM Adjusted EBITDA did increase sequentially in Q4 FY2018, our debt also increased due to the debt issuance detailed below.

In June 2018 we issued $400 million of senior unsecured notes with a 7.0% interest rate due 2026. In addition, we amended our credit agreement to increase our revolver from $745 million to $839 million while extending the maturity date of all loans under this agreement to June of 2023. Our credit facility provides ample liquidity for the company, but we have various covenants that prevent us from borrowing up to the maximum size of the credit facility as of June 30, 2018.

We did not repurchase any Cimpress shares during the fourth quarter. For FY2018, we repurchased 895,377 Cimpress shares for $94.7 million inclusive of transaction costs, at an average price per share of $105.78. We consider share repurchases to be an important category of capital deployment. We make our share repurchase decisions by comparing the potential returns of share repurchases to the potential returns on other uses of that capital. Our choice to repurchase is also guided by our debt covenants and obligations under our equity compensation plans, as well as legal and tax considerations.


Adjusted EBITDA
(Quarterly)
$59
$35
$94
$50
$59
$46
$134
$69
$78
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18


Adjusted EBITDA
(TTM)
$283
$268
$248
$238
$238
$249
$289
$308
$326
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18


Total Leverage Ratio*
2.50
2.66
3.43
3.59
3.45
3.39
2.58
2.79
2.75
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18

** Total leverage ratio as calculated in accordance with our debt covenants*


Amount Available for Borrowing
$427
$419
$221
$201
$212
$262
$490
$439
$568
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18


Interest Expense Related to Borrowing*
(Income Statement View)
$8
$8
$8
$10
$11
$11
$11
$11
$13
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18

** Interest expense related to borrowing excludes interest expense associated with our Waltham, Massachusetts lease*

Please see non-GAAP reconciliations at the end of this document.

Page 14 of 40

SEGMENT RESULTS

VISTAPRINT

Vistaprint's Q4 revenue growth accelerated compared to Q3 FY2018 and Q4 FY2017, due partly to the timing of the Easter holiday. We saw continued growth in repeat customer bookings for the fourth quarter of FY2018; however, new customer bookings decreased in constant currencies. For FY2018, Vistaprint revenue growth was 12% on a reported basis and 9% in constant currencies.

Segment profit in Q4 FY2018 increased by $16.1 million year over year, and segment profit margin was up 330 basis points compared to the year-ago period. For the full FY2018, segment profit was $241.5 million, compared to $167.7 million in the year-ago period. A combination of the following factors drove this improvement:

- Revenue growth
- Approximately $11 million and $42 million of year-over-year operating expense savings in Q4 FY2018 and full year FY2018, respectively, from our January 2017 and November 2017 restructuring initiatives
- Lower investment in FY2018 compared to FY2017. For the full year, Vistaprint's organic net investment spend decreased by about $37 million. Approximately $8 million of this was driven by restructuring savings where the changes either reduced the scope of the investments or made it more efficient to deliver such investments.
- Favorable currency movements

Our full-year profit also benefited from the non-recurrence of approximately $10 million of production inefficiencies that occurred in 2017.

As a reminder, we do not allocate realized gains or losses from our hedging contracts to our segment operating results.

Vistaprint's revenue and profit in FY2018 was influenced by positive and negative impacts of our strategic initiatives. As we have described many times in the past, our businesses are encouraged to regularly make trade-offs in service of improving our customers' experience and maximizing our long-term returns on the capital invested in that business, which may have near-term negative revenue and/or profit or cash flow impacts. Some examples of these efforts from FY2018 help provide context for our revenue and segment profit performance throughout the year:

- Vistaprint has continued the introduction of new products, which has benefited our revenue growth but has a limited benefit to incremental profits as we are still in the middle of our efforts to scale and optimize these products through pricing and operating levers.


Revenue ($M) & Reported Revenue Growth
Quarterly
$306
$287
$381
$323
$321
$319
$429
$358
$357
12%
7%
7%
11%
5%
11%
13%
11%
11%
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18


Organic Constant Currency Revenue Growth
Quarterly
12%
8%
9%
12%
6%
10%
9%
7%
9%
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18


Revenue ($M) & Revenue Growth
Annual
Reported Revenue ($M)
Reported Revenue Growth
Organic Constant Currency Revenue Growth
$1,150
$1,221
$1,311
$1,463
FY 2015
FY 2016
FY 2017
FY 2018

	FY 2015	FY 2016	FY 2017	FY 2018
Reported Revenue Growth	4%	6%	7%	12%
Organic Constant-Currency Revenue Growth	9%	10%	9%	9%

Please see non-GAAP reconciliations at the end of this document.
Page 15 of 40

- The work done this year to integrate previously separate manufacturing, product and technology teams and to streamline Vistaprint's organizational structure required operational focus and hard work from many teams across the business in ways that likely created a drag on our revenue growth, but delivered material financial savings as discussed above.
- Vistaprint completed the migration to a new, more flexible, modularized e-commerce technology stack in FY2018, which should drive future benefits to the business, but initially hurt conversion rates.
- Vistaprint has also continued to experiment with new marketing approaches. This experimentation includes concepts like establishing a control for future comparison testing, which we create by "going dark" in certain markets and media channels for a period of time, and thus has a clear short-term negative impact on our revenue.

Overall, we are encouraged by the work we have done to continue to improve the customer experience, our product and service offering, and the infrastructure that supports this business. We have made great progress and we have much more work to do across multiple areas to satisfy ourselves that we have harvested the returns on prior investments in this business.

While these investments in new products and services, streamlined operations, new technologies and new ways of marketing put pressure on near-term revenue growth and/or profitability, we expect they will continue to help us attract higher-value customers and improve customer loyalty and, over time, deliver attractive returns on our investment.

2-Year Stacked Organic Constant-Currency Revenue Growth


Earlier period
Later period
23%
12%
11%
16%
8%
8%
17%
9%
8%
22%
12%
10%
18%
6%
12%
18%
10%
8%
18%
9%
9%
19%
7%
12%
15%
9%
6%
Q4'15+Q4'16
Q1'16+Q1'17
Q2'16+Q2'17
Q3'16+Q3'17
Q4'16+Q4'17
Q1'17+Q1'18
Q2'17+Q2'18
Q3'17+Q3'18
Q4'17+Q4'18

Segment Profit ($M) & Segment Profit Margin Quarterly


$48
16%
9%
$67
18%
$38
12%
$38
12%
$31
10%
$99
23%
$58
16%
$54
15%
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18

Segment Profit ($M) & Segment Profit Margin Annual


$193
17%
$215
18%
$168
13%
$241
17%
FY 2015
FY 2016
FY 2017
FY 2018

Vistaprint Advertising ($M) & as % of Revenue


$65
21%
$69
24%
$80
21%
$73
23%
$69
21%
$73
23%
$89
21%
$77
22%
$77
22%
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18

Please see non-GAAP reconciliations at the end of this document.

Page 16 of 40

UPLOAD AND PRINT BUSINESSES

Organic constant-currency revenue growth in Q4 FY2018 decelerated versus the year-ago period despite a positive year-over-year impact from the timing of the Easter holiday. Organic constant-currency revenue growth for FY2018 was consistent with the year-ago period.

The Q4 revenue deceleration was in part related to the fact that some of our businesses have recently experienced increased price-focused competition in certain markets and for certain products. We believe that we are well positioned for long-term success in the European market and that our geographic diversity, profitability and scale would enable us to reduce prices in the near term, if and when appropriate, to address any price-focused competition. Any such price reductions could create fluctuations in growth and, sometimes, profit; however we believe we remain poised to outperform and outlast these competitors in the long term.

Segment profit in Q4 FY2018 was up year over year by $4.7 million, and up by $16.1 million for FY2018. This was primarily due to growth in gross profit dollars and operating expense efficiencies in several businesses as well as currency benefits, partially offset by increased investments in technology. Segment profit margin increased 50 basis points year over year during the quarter, and 20 basis points for the full fiscal year.

We continue to see evidence that the January 2017 decentralization is driving the desired impacts within our Upload and Print businesses. These include tighter cross-functional connections of marketing, technology, manufacturing and service teams which in-turn allows the businesses to be more agile and faster. We also continue to see opportunities to shift production of certain products to lower-cost and/or higher-quality options through the mass customization platform. The current benefits remain relatively small, but we expect them to grow through FY2019 and beyond. Through increased scale, technology and other advantages that our businesses can leverage over time, we can further improve the value proposition of each business in increasingly competitive markets.

BUSINESSES IN THIS REPORTABLE SEGMENT

druck.at, easyflyer, EXAPRINT, pixartprinting, Printdeal.be, TRADEPRINT.CO.UK, WirmachenDruck.de


Revenue ($M) & Reported Revenue Growth
Quarterly
$146
$132
$152
$142
$162
$160
$193
$184
$193
94%
72%
63%
22%
10%
22%
26%
29%
19%
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18


Organic Constant Currency Revenue Growth
Quarterly
21%
12%
11%
13%
14%
16%
16%
12%
10%
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18


Revenue ($M) & Revenue Growth
Annual
Reported Revenue ($M)
Reported Revenue Growth
Organic Constant Currency Revenue Growth
$197
$433
$589
$730
FY 2015
FY 2016
FY 2017
FY 2018

	FY 2015	FY 2016	FY 2017	FY 2018
Reported Revenue Growth	N/A	120%	36%	24%
Organic Constant-Currency Revenue Growth	N/A	27%	13%	13%

Note: We exclude FY2015 growth rates in this table because there was not a full-year comparison in FY2014.

Please see non-GAAP reconciliations at the end of this document.

Page 17 of 40

2-Year Stacked Organic Constant-Currency Revenue Growth


Earlier period
Later period
55%
21%
34%
43%
12%
31%
42%
11%
31%
38%
13%
25%
35%
14%
21%
28%
16%
12%
27%
16%
11%
25%
12%
13%
24%
10%
14%
Q4'15+Q4'16
Q1'16+Q1'17
Q2'16+Q2'17
Q3'16+Q3'17
Q4'16+Q4'17
Q1'17+Q1'18
Q2'17+Q2'18
Q3'17+Q3'18
Q4'17+Q4'18

Segment Profit ($M) & Segment Profit Margin Quarterly


$17
12%
$13
10%
$17
11%
$13
9%
$20
12%
$15
9%
$22
12%
$17
9%
$25
13%
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18

Segment Profit ($M) & Segment Profit Margin Annual


$24
12%
$58
13%
$63
11%
$79
11%
FY 2015
FY 2016
FY 2017
FY 2018

Please see non-GAAP reconciliations at the end of this document. Page 18 of 40

NATIONAL PEN

Revenue growth was strong across channels and geographies in Q4 FY2018 and FY2018 due to great execution, benefits from actions taken last year to improve marketing performance, increased marketing and prospecting investment, and increased inter-company sales to other Cimpress businesses.

Segment profit improved year over year by $2.0 million during the fourth quarter due to strong revenue growth and cost synergies, partially offset by increased investments in technology and life-time value based advertising. For FY2018, segment profit was $22.2 million. Since we did not own National Pen for all of FY2017 and profits are highly seasonal, the full year comparison is not meaningful.

We've made good progress on post-acquisition plans in line with those we presented at investor day in August 2017. Multiple other Cimpress businesses have begun to tap into National Pen's product offering via our mass customization platform. We've also gained operational cost reductions by leveraging Cimpress' global shipping contracts, as well as several other operational savings.

NATIONAL PEN COMPANY
Your image is our business!™



Revenue ($M) & Reported Revenue Growth Quarterly


$59
$54
$60
$126
$82
$66
39%
22%
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18

Organic Constant Currency Revenue Growth Quarterly


30%
19%
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18

Segment Profit ($M) & Segment Profit Margin Quarterly


$18
14%
2%
2%
$1
$1
($3)
(5%)
$3
5%
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18

Please see non-GAAP reconciliations at the end of this document.

Page 19 of 40

ALL OTHER BUSINESSES

The first revenue chart on the right breaks out the Albumprinter contribution to revenue in this segment for the final four quarters of ownership. While reported revenue growth in this segment reflects our August 31, 2017 divestiture of Albumprinter, the organic constant-currency growth rate in the second chart excludes Albumprinter starting at the beginning of FY2018.

Q4 FY2018 segment loss improved by $0.2 million year over year, but deepened by $(3.3) million for FY2018. For both the quarter and year, the divestiture of Albumprinter was the main driver. The Albumprinter divestiture drove a year-over-year improvement to Segment Loss of $0.5 million in Q4 FY2017, and a year-over-year unfavorable impact to Segment Loss of $2.9 million in FY 2017. Segment Loss margin was depressed year over year from (32)% to (47)% in the fourth quarter, and from (24)% to (40)% for FY2018 due to the removal of Albumprinter revenue.

Our businesses in India, Japan, Brazil and China continue to grow strongly, but each off small bases. Vistaprint Corporate Solutions remains early in building foundations for new growth opportunities. Our objective for these young businesses remains the same: to build foundations in large and potentially long-term attractive markets. In all of these businesses we continue to operate at a significant operating loss as previously described and as planned, and we expect to continue to do so in the next several years.

On July 2, 2018, we made a majority equity investment in VIDA & Co., whose future results will be reported as part of the All Other Businesses reportable segment. VIDA & Co. is a rapidly growing startup that brings manufacturing access and an e-commerce marketplace to artists, thereby enabling artists to convert ideas into beautiful, original products for customers, ranging from custom fashion, jewelry and accessories to home accent pieces. With this recent investment, we are testing the applicability of mass customization to customer demand beyond Cimpress' traditional end-markets and for higher-quality products than most competitors offer today.

Revenue ($M) & Reported Revenue Growth Quarterly



Historical Revenue (including Albumprinter)
Revenue (excluding Albumprinter)
Albumprinter Revenue
Reported Revenue Growth
$28
$26
$45
$30
$15
$28
$17
$11
$29
$16
$13
$28
$13
$15
$21
$19
$20
(8)%
(17)%
(7)%
(8)%
6%
7%
(53)%
(33)%
(33)%
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18

Organic Constant Currency Revenue Growth* Quarterly



(8)%
(19)%
(7)%
(9)%
7%
40%
24%
53%
46%
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18

* The trend of organic constant currency revenue growth in the chart above is not indicative of the growth trends in the existing businesses within this segment. Prior to Q1 FY2018, organic growth included Albumprinter which was material to this segment and grew more slowly than the other businesses that remain. Additionally, our organic growth in Q4 FY2016 and throughout FY2017 was impacted by the loss of two retail partners in those periods as we have explained in the past.

Please see non-GAAP reconciliations at the end of this document.

Page 20 of 40

BUSINESSES IN THIS REPORTABLE SEGMENT

This segment consists of multiple small, rapidly evolving early-stage businesses by which Cimpress is expanding to new markets. These businesses are subject to high degrees of risk and we expect that each of their business models will rapidly evolve in function of future trials and entrepreneurial pivoting. Although not a comprehensive list, our All Other Businesses reportable segment includes the following:

Vistaprint Corporate Solutions serves medium-sized businesses and large corporations, as well as a legacy revenue stream with retail partners and franchise businesses.

vistaprint corporate

Printi, the online printing leader in Brazil, offers a superior customer experience with transparent and attractive pricing, reliable service and quality. Printi is also expanding into the US market.

printi

Vistaprint India, which operates a derivative of the Vistaprint business model, albeit with higher service levels and quality, fully domestic, Indian content, pricing that is a slight premium to many traditional offline alternatives, and almost no discounting.

vistaprint India

Vistaprint Japan, which operates a derivative of the Vistaprint business model with a differentiated position relative to competitors who tend to focus on upload and print, not the self-service, micro-business customer which Vistaprint Japan serves.

vistaprint Japan

Revenue ($M) & Revenue Growth
Annual



Reported Revenue ($M)
Reported Revenue Growth
Organic Constant Currency Revenue Growth
$147
$138
$129
$88
FY 2015
FY 2016
FY 2017
FY 2018

	FY 2015	FY 2016	FY 2017	FY 2018
Reported Revenue Growth	138%	(6%)	(7%)	(32%)
Organic Constant-Currency Revenue Growth	16%	2%	(7%)	40%

Segment Loss ($M) & Margin (%) of Loss
Quarterly



($11)
($10)
($2)
5%
($10)
($9)
($8)
($9)
($9)
($9)
(39%)
(37%)
(36%)
(32%)
(27%)
(41%)
(50%)
(47%)
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18

Segment Profit ($M) & Segment Profit Margin
Annual



$11
7%
(7)%
$(9)
(24)%
$(31)
(40)%
$(35)
FY 2015
FY 2016
FY 2017
FY 2018

Please see non-GAAP reconciliations at the end of this document.
Page 21 of 40

CENTRAL AND CORPORATE COSTS

Excluding unallocated share based compensation (SBC), these costs grew slightly year over year and quarter over quarter, and declined as a percentage of revenue by roughly 30 basis points for the quarter and by 80 basis points for FY2018. Consulting fees associated with our upcoming conversion of our Dutch annual accounts to IFRS increased corporate costs by approximately $1.8 million for FY2018. Unallocated SBC increased in both the quarter and fiscal year due to the inclusion of the SPSUs defined in the table below.

Our Cimpress Technology team continues to build and deploy our mass customization platform ("MCP"), a growing set of software services and standards that deliver business and customer functionality to our businesses. We remain early in the journey toward our vision for MCP, but are encouraged by the steady progress we are making. Our decentralized businesses are actively involved in the selection and scoping of new MCP functionality, an approach which has increased internal adoption.

What are Central and Corporate Costs?	
Unallocated Share Based Comp	The GAAP accounting value of performance share units (PSUs) across Cimpress, minus what we cross-charge either to our businesses or to the above central cost categories. We cross-charge the cash grant value of a long-term incentive award. However, the total value of the Supplemental PSUs (SPSUs) as described in the next paragraph remain in Unallocated SBC. Beginning in Q2 FY2018, Unallocated SBC includes expense related to certain SPSU awards that include a multi-year financial performance condition. They are subject to mark-to-market accounting throughout the performance vesting period if the performance condition is probable of being achieved, so we expect the related costs to be volatile depending on share price fluctuations.
MCP Investment	Software engineering and related costs to expand the functionality of our Mass Customization Platform (MCP).
Central Operating Costs	Our operationally oriented shared-service organizations of (1) global procurement, (2) the technical maintenance and hosting of the MCP, and (3) privacy, and information security management, plus the administrative costs of our Cimpress India offices where numerous Cimpress businesses have dedicated business-specific team members. Even if we did not manage our Central Operating Costs on a shared basis they would still be required to operate our businesses, and we believe that, if decentralized, they would cost the same or more as under our shared model, albeit without as many current and potential future synergies.
Corporate Costs	Corporate activities, including the office of the CEO, the supervisory board, directors and officers insurance, treasury, tax, capital allocation, financial consolidation, audit, corporate legal, internal company-wide communications, investor relations and corporate strategy.



Central and Corporate Costs ($M)
Quarterly
Corporate Costs
Central Operating Costs
MCP Investment
Unallocated SBC
$26 $7 $8 $11
$28 $1 $6 $9 $12
$30 $5 $5 $8 $12
$28 $2 $7 $10 $9
$31 $5 $7 $10 $9
$28 $2 $6 $10 $10
$33 $7 $6 $10 $9
$36 $9 $6 $11 $10
$34 $7 $6 $11 $10
Q4FY16 Q1FY17 Q2FY17 Q3FY17 Q4FY17 Q1FY18 Q2FY18 Q3FY18 Q4FY18



Central and Corporate Costs ($M)
Annual
Corporate Costs
Central Operating Costs
MCP Investment
Unallocated SBC
$98 $23 $30 $45
$117 $13 $25 $37 $42
$131 $25 $25 $42 $39
FY 2016 FY 2017 FY 2018

Please see non-GAAP reconciliations at the end of this document.

Page 22 of 40

Central and Corporate Costs Excluding Unallocated Share-Based Comp* ($M and as a % of Total Revenue)



$26
$27
$26
$26
$26
$26
$26
$27
$27
5%
6%
4%
5%
5%
5%
3%
4%
4%
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18

Central and Corporate Costs Excluding Unallocated Share-Based Comp* ($M and as a % of Total Revenue)



$98
$105
$106
5%
5%
4%
FY 2016
FY 2017
FY 2018

* *We present this cost category excluding the Unallocated SBC to help our investors see the potential for scale leverage in these central costs without the volatility and accounting complexities of the Unallocated SBC. For avoidance of doubt, we view SBC as a cost, and believe investors should too. As a reminder we charge our businesses a cost based on the cash value of long-term incentive grants, which excludes some of these accounting complexities, and which is included in each segment's results each period. You can find additional information on the LTI overview document posted on ir.cimpress.com. All numbers rounded to nearest million and may not sum to total Central and Corporate Costs when combined with the rounded Unallocated SBC figures in the chart above.*

Please see non-GAAP reconciliations at the end of this document.

Page 23 of 40

CURRENCY IMPACTS

Changes in currency rates positively impacted our year-over-year reported revenue growth rate by about 400 basis points for both Q4 and FY2018. We look at constant-currency organic growth rates to understand revenue trends in the absence of currency movements.

There are many natural expense offsets in local currencies in our business and, therefore, the net currency impact to our bottom line is less pronounced than it is to revenue. Our most significant net currency exposures by volume are the Euro and the British Pound.

We also enter into currency derivative contracts to hedge the risk for certain currencies where we have a net Adjusted EBITDA exposure. We hedge our Adjusted EBITDA exposures because this is the primary metric used in our debt covenants. We do not apply hedge accounting to these hedges, which increases the volatility of the gains or losses that are included in our net income from quarter to quarter. Realized and unrealized gains or losses from these hedges are recorded in Other (expense) income, net, along with other currency-related gains or losses. The realized gains or losses on our Adjusted EBITDA hedging contracts are added back to our Adjusted NOP to show the economic impact of our hedging activities.

Our Other income (expense), net was $4.6 million for the fourth quarter of FY2018, and $(21.0) million for the full year. The vast majority of this is currency related, as follows:

- Approximately $7 million of Q4 gains and $10 million of full year losses were primarily related to non-cash net gains or losses on intercompany activity and currency hedges. These are included in our net income, but excluded from our Adjusted NOP.
- The unrealized gains above were more than offset by the realized losses on certain currency derivative contracts of $2.5 million for the fourth quarter and $11.4 million for the full year. These realized losses affect both our net income and Adjusted NOP.

Overall, for the reasons described above, year-over-year fluctuations in currencies create different impacts on the various financial results you see throughout this document. At the top right of this page is a table describing these directional net currency impacts when compared to the prior-year period.

	Y/Y Impact from Currency*	
Financial Measure	**Q4 FY2018**	**FY2018**
Revenue	favorable	favorable
Operating income	favorable	favorable
Net income	favorable	unfavorable
Segment profit	favorable	favorable
Adjusted NOP	unfavorable	unfavorable
Adjusted EBITDA	unfavorable	unfavorable
Free cash flow	unfavorable	unfavorable

* Net income includes both realized and unrealized gains or losses from currency hedges and intercompany loan balances. Adjusted NOP and adjusted EBITDA include only realized gains or losses from certain currency hedges. Free cash flow includes realized gains or losses on currency hedges as well as the currency impact of the timing of receivables, payments and other working capital settlements. Revenue, operating income and segment profit do not reflect any impacts from currency hedges or balance sheet translation.

Other Income (Expense), Net



$18
($2)
$31
($7)
($11)
($16)
($8)
($2)
$5
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18

Realized Gains (Losses) on Certain Currency Derivatives



$1
$2
$7
$5
$3
($1)
($4)
($5)
($2)
Q4FY16
Q1FY17
Q2FY17
Q3FY17
Q4FY17
Q1FY18
Q2FY18
Q3FY18
Q4FY18

Please see non-GAAP reconciliations at the end of this document. Page 24 of 40

HOUSEKEEPING ITEMS Please note the following housekeeping items: • Our current best estimate for total share-based compensation expense for FY2019 is approximately $45 million to $50 million. We continue to expect a portion of our share-based compensation expense could be volatile as certain awards granted in FY2018 are subject to mark-to-market accounting throughout a three-year performance vesting period, and therefore, the related accounting treatment is sensitive to share price changes during such period. • Throughout FY2018, the currency rates that have the greatest impact on our financial results have generally moved favorably versus FY2017. However, the net impact of currency changes on our Adjusted EBITDA, Adjusted NOP and free cash flow has been negative as it also includes changes in our realized losses from currency hedges. In FY2019 we expect favorable year-over-year impact of currency on these metrics as we realize the contracted rates from hedges entered into previously. • Q1 FY2019 will include two months of year-over-year Albumprinter operating results in the comparable prior year period. • We expect to realize approximately $13 million of year-over-year savings during the first half of FY2019 as a result of the Vistaprint restructuring initiative last November. • Starting in the first quarter of FY2019, we will adopt a new accounting standard, "Revenue from Contracts with Customers" (ASU 2014-09), that will have a small impact to our financial results. We have historically capitalized direct-response advertising costs in the National Pen business. Under the new revenue standard these costs will be expensed as incurred, which will create more volatile advertising expense timing for National Pen relative to the related revenue. Upon adoption in Q1 FY2019, we expect to adjust $3.8 million of capitalized direct-response advertising costs as of June 30, 2018 to retained earnings. • As described earlier, we completed a bond offering in June which effectively swapped $275 million of senior notes at a 7% interest rate that were maturing in 4 years with $400 million of senior notes at a 7% interest rate that mature in 8 years, with some partially offsetting reduction to the rates we pay on our floating-rate debt from amending our credit facility. We do not project our debt levels into the future, but investors should keep these recent changes in mind when modeling our cash interest costs in FY2019. Please see non-GAAP reconciliations at the end of this document. Page 25 of 40

CONSOLIDATED BALANCE SHEETS (unaudited in thousands, except share and per share data) June 30, June 30, 2018 2017 Assets Current assets: Cash and cash equivalents . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 44,227 $ 25,697 Accounts receivable, net of allowances of $6,898 and $3,590, respectively . . . . . . . . . . . . 55,621 48,630 Inventory. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 60,602 46,563 Prepaid expenses and other current assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 78,846 78,835 Assets held for sale . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — 46,276 Total current assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 239,296 246,001 Property, plant and equipment, net. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 483,664 511,947 Software and website development costs, net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 56,199 48,470 Deferred tax assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 67,087 48,004 Goodwill . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 520,843 514,963 Intangible assets, net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 230,201 275,924 Other assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 54,927 34,560 Total assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 1,652,217 $ 1,679,869 Liabilities, noncontrolling interests and shareholders’ equity Current liabilities: Accounts payable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 152,436 $ 127,386 Accrued expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 186,661 175,567 Deferred revenue . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27,697 30,372 Short-term debt . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 59,259 28,926 Other current liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 54,971 78,435 Liabilities held for sale . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — 8,797 Total current liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 481,024 449,483 Deferred tax liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 51,243 60,743 Lease financing obligation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 102,743 106,606 Long-term debt . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 767,585 847,730 Other liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 69,524 94,683 Total liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1,472,119 1,559,245 Commitments and contingencies Redeemable noncontrolling interests . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 86,151 45,412 Shareholders’ equity: Preferred shares, par value €0.01 per share, 100,000,000 shares authorized; none issued and outstanding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — — Ordinary shares, par value €0.01 per share, 100,000,000 shares authorized; 44,080,627 shares issued; and 30,876,193 and 31,415,503 shares outstanding, respectively . . . . . . . 615 615 Treasury shares, at cost, 13,204,434 and 12,665,124 shares, respectively . . . . . . . . . . . . (685,577) (588,365) Additional paid-in capital . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 395,682 361,376 Retained earnings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 452,756 414,771 Accumulated other comprehensive loss. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (69,814) (113,398) Total shareholders’ equity attributable to Cimpress N.V.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 93,662 74,999 Noncontrolling interests . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 285 213 Total shareholders' equity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 93,947 75,212 Total liabilities, noncontrolling interests and shareholders’ equity $ 1,652,217 $ 1,679,869 Page 26 of 40

CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited in thousands, except share and per share data)

	Three Months Ended June 30,		Year Ended June 30,	
	2018	2017	2018	2017
Revenue	$ 631,134	$ 564,256	$ 2,592,541	$ 2,135,405
Cost of revenue (1)	316,550	279,077	1,279,799	1,036,975
Technology and development expense (1)	63,160	64,702	245,758	243,230
Marketing and selling expense (1)	168,185	159,622	714,654	610,932
General and administrative expense (1)	49,089	57,098	176,958	207,569
Amortization of acquired intangible assets	11,749	12,603	49,881	46,145
Restructuring expense (1)	550	810	15,236	26,700
(Gain) on sale of subsidiaries	—	—	(47,545)	—
Impairment of goodwill and acquired intangible assets	—	—	—	9,556
Income (loss) from operations	21,851	(9,656)	157,800	(45,702)
Other income (expense), net	4,570	(11,473)	(21,032)	10,362
Interest expense, net	(14,780)	(12,858)	(53,043)	(43,977)
Loss on early extinguishment of debt	(17,359)	—	(17,359)	—
(Loss) Income before income taxes	(5,718)	(33,987)	66,366	(79,317)
Income tax expense (benefit)	(79)	526	19,578	(7,118)
Net (loss) income	(5,639)	(34,513)	46,788	(72,199)
Add: Net (income) loss attributable to noncontrolling interest	(1,661)	(189)	(3,055)	488
Net (loss) income attributable to Cimpress N.V.	$ (7,300)	$ (34,702)	$ 43,733	$ (71,711)
Basic net (loss) income per share attributable to Cimpress N.V.	$ (0.24)	$ (1.11)	$ 1.41	$ (2.29)
Diluted net (loss) income per share attributable to Cimpress N.V.	$ (0.24)	$ (1.11)	$ 1.36	$ (2.29)
Weighted average shares outstanding — basic	30,812,113	31,195,625	30,948,081	31,291,581
Weighted average shares outstanding — diluted	30,812,113	31,195,625	32,220,401	31,291,581

(1) Share-based compensation is allocated as follows:

	Three Months Ended June 30,		Year Ended June 30,	
	2018	2017	2018	2017
Cost of revenue	$ 121	$ 80	$ 361	$ 289
Technology and development expense	2,664	2,158	10,580	8,724
Marketing and selling expense	1,702	1,315	6,683	4,857
General and administrative expense	12,261	9,429	31,515	28,500
Restructuring expense	—	—	1,327	6,257

Page 27 of 40

CONSOLIDATED STATEMENTS OF CASH FLOWS (unaudited, in thousands) Three Months Ended Year Ended June 30, June 30, 2018 2017 2018 2017 Operating activities Net (loss) income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ (5,639) $ (34,513) $ 46,788 $ (72,199) Adjustments to reconcile net (loss) income to net cash provided by operating activities: Depreciation and amortization . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 41,885 42,616 169,005 158,400 Impairment of goodwill and acquired intangible assets . . . . . . . . . . . . — — — 9,556 Share-based compensation expense . . . . . . . . . . . . . . . . . . . . . . . . . . 16,748 12,982 50,466 48,627 Deferred taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (4,487) (3,509) (14,039) (41,358) Abandonment of long-lived assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . — — 678 — 2,408 Gain on sale of subsidiaries . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — — (47,545) — Loss on early extinguishment of debt . . . . . . . . . . . . . . . . . . . . . . . . . . 17,359 — 17,359 — Change in contingent earn-out liability . . . . . . . . . . . . . . . . . . . . . . . . . — 12,013 1,774 39,377 Gain on sale of available-for-sale securities . . . . . . . . . . . . . . . . . . . . . — — — (2,268) Unrealized (gain) loss on derivatives not designated as hedging instruments included in net (loss) income. . . . . . . . . . . . . . . . . . . . . . . (24,786) 14,974 (15,540) 15,813 Effect of exchange rate changes on monetary assets and liabilities denominated in non-functional currency. . . . . . . . . . . . . . . . . . . . . . . . 14,249 1,525 19,460 (5,690) Payments of contingent consideration in excess of acquisition date fair value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — — (4,639) — Other non-cash items . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2,539 493 4,668 2,886 Changes in operating assets and liabilities: . . . . . . . . . . . . . . . . . . . . . Accounts receivable. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9,573 1,267 (5,123) 4,701 Inventory . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5,036 (1,563) (7,068) (8,699) Prepaid expenses and other assets. . . . . . . . . . . . . . . . . . . . . . . . . (2,608) (1,868) (2,472) 521 Accounts payable. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3,334 15,424 21,782 25,332 Accrued expenses and other liabilities. . . . . . . . . . . . . . . . . . . . . . . (25,504) (27,427) (42,544) (20,671) Net cash provided by operating activities 47,699 33,092 192,332 156,736 Investing activities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Purchases of property, plant and equipment. . . . . . . . . . . . . . . . . . . . . . (13,489) (17,241) (60,930) (74,157) Business acquisitions, net of cash acquired . . . . . . . . . . . . . . . . . . . . . . — — (110) (204,875) Proceeds from the sale of subsidiaries, net of transactions costs and cash divested . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — — 93,779 — Purchases of intangible assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — (87) (308) (197) Capitalization of software and website development costs. . . . . . . . . . . (11,371) (8,629) (40,847) (37,307) Proceeds from sale of available-for-sale securities. . . . . . . . . . . . . . . . . — — — 6,346 Proceeds from the sale of assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 401 282 886 4,513 Other investing activities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (114) 1,392 (3,064) 3,888 Net cash used in investing activities (24,573) (24,283) (10,594) (301,789) (continued on next page) Page 28 of 40

CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED) (unaudited, in thousands) Three Months Ended Year Ended June 30, June 30, 2018 2017 2018 2017 Financing activities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Proceeds from borrowings of debt . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 215,487 125,071 805,995 737,075 Proceeds from issuance of senior notes . . . . . . . . . . . . . . . . . . . . . . . . 400,000 — 400,000 — Payments of debt . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (318,628) (141,631) (974,781) (539,913) Payments for early redemption of senior notes . . . . . . . . . . . . . . . . . . . (275,000) — (275,000) — Payments of early redemption fees for senior notes . . . . . . . . . . . . . . . (14,438) — (14,438) — Payments of debt issuance costs. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (7,378) (229) (10,629) (229) Payments of purchase consideration included in acquisition-date fair value. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — — (2,105) (539) Payments of withholding taxes in connection with equity awards . . . . . (16,618) (3,752) (19,698) (14,568) Payments of capital lease obligations . . . . . . . . . . . . . . . . . . . . . . . . . . (3,839) (3,858) (17,618) (15,887) Purchase of ordinary shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — — (94,710) (50,008) Purchase of noncontrolling interests . . . . . . . . . . . . . . . . . . . . . . . . . . . (1,144) — (1,144) (20,230) Proceeds from issuance of ordinary shares . . . . . . . . . . . . . . . . . . . . . . 465 5,861 11,981 6,192 Issuance of loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (4,500) — (21,000) — Proceeds from sale of noncontrolling interest . . . . . . . . . . . . . . . . . . . . — — 35,390 — Capital contribution from noncontrolling interest . . . . . . . . . . . . . . . . . . — — — 1,404 Other financing activities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — — — 1,281 Net cash (used in) provided by financing activities . . . . . . . . . . . . . . . . (25,593) (18,538) (177,757) 104,578 Effect of exchange rate changes on cash . . . . . . . . . . . . . . . . . . . . . . . (3,184) 4,001 2,507 788 Change in cash held for sale . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — (12,042) 12,042 (12,042) Net (decrease) increase in cash and cash equivalents (5,651) (17,770) 18,530 (51,729) Cash and cash equivalents at beginning of period 49,878 43,467 25,697 77,426 Cash and cash equivalents at end of period $ 44,227 $ 25,697 $ 44,227 $ 25,697 Please see non-GAAP reconciliations at the end of this document. Page 29 of 40

ABOUT NON-GAAP FINANCIAL MEASURES: To supplement Cimpress’ consolidated financial statements presented in accordance with U.S. generally accepted accounting principles, or GAAP, Cimpress has used the following measures defined as non-GAAP financial measures by Securities and Exchange Commission, or SEC, rules: Constant-currency revenue growth, constant- currency revenue growth excluding revenue from acquisitions and divestitures made in the last twelve months, Adjusted Net Operating Profit, Adjusted EBITDA, free cash flow and Trailing-Twelve-Month Return on Invested Capital: • Constant-currency revenue growth is estimated by translating all non-U.S. dollar denominated revenue generated in the current period using the prior year period’s average exchange rate for each currency to the U.S. dollar. • Q4 and FY2018 constant-currency revenue growth excluding revenue from acquisitions and divestitures made during the past twelve months excludes the impact of currency as defined above and revenue from Albumprinter for all periods, and revenue from National Pen through Q2 FY2018. • Adjusted Net Operating Profit is defined as GAAP operating income plus interest expense associated with our Waltham, Massachusetts lease, excluding M&A related items such as acquisition-related amortization and depreciation, changes in the fair value of contingent consideration, and expense for deferred payments or equity awards that are treated as compensation expense, plus the impact of certain unusual items such as discontinued operations, restructuring charges, impairments, or gains related to the purchase or sale of subsidiaries, plus certain realized gains or losses on currency derivatives that are not included in operating income. • Adjusted EBITDA is defined as operating income plus depreciation and amortization (excluding depreciation and amortization related to our Waltham, Massachusetts office lease) plus share-based compensation expense plus proceeds from insurance plus earn-out related charges plus certain impairments plus restructuring related charges plus realized gains or losses on currency derivatives less interest expense related to our Waltham, Massachusetts office lease less gain on purchase or sale of subsidiaries. • Free cash flow is defined as net cash provided by operating activities less purchases of property, plant and equipment, purchases of intangible assets not related to acquisitions, and capitalization of software and website development costs, plus payment of contingent consideration in excess of acquisition-date fair value, plus gains on proceeds from insurance. • Trailing-Twelve-Month Return on Invested Capital is Adjusted NOPAT or Adjusted NOPAT excluding share- based compensation, divided by debt plus redeemable noncontrolling interest plus shareholders equity, less excess cash. Adjusted NOPAT is defined as Adjusted NOP from above, less cash taxes. Adjusted NOPAT excluding share-based compensation adds back all share-based compensation expense that has not already been added back to Adjusted NOPAT. Excess cash is cash and equivalents greater than 5% of last twelve month revenues and, if negative, is capped at zero. Operating leases have not been converted to debt for purposes of this calculation. These non-GAAP financial measures are provided to enhance investors' understanding of our current operating results from the underlying and ongoing business for the same reasons they are used by management. For example, as we have become more acquisitive over recent years we believe excluding the costs related to the purchase of a business (such as amortization of acquired intangible assets, contingent consideration, or impairment of goodwill) provides further insight into the performance of the underlying acquired business in addition to that provided by our GAAP operating income. As another example, as we do not apply hedge accounting for our currency forward contracts, we believe inclusion of realized gains and losses on these contracts that are intended to be matched against operational currency fluctuations provides further insight into our operating performance in addition to that provided by our GAAP operating income. We do not, nor do we suggest that investors should, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. For more information on these non-GAAP financial measures, please see the tables captioned “Reconciliations of Non-GAAP Financial Measures” included at the end of this release. The tables have more details on the GAAP financial measures that are most directly comparable to non-GAAP financial measures and the related reconciliation between these financial measures.  Page 30 of 40

REVENUE GROWTH RATES BY SEGMENT
(Quarterly)

Vistaprint	Q4FY16	Q1FY17	Q2FY17	Q3FY17	Q4FY17	Q1FY18	Q2FY18	Q3FY18	Q4FY18
Reported revenue growth	12%	7%	7%	11%	5%	11 %	13 %	11 %	11 %
Currency impact	—%	1%	2%	1%	1%	(1)%	(4)%	(4)%	(2)%
Revenue growth in constant currency	12%	8%	9%	12%	6%	10 %	9 %	7 %	9 %

Upload and Print	Q4FY16	Q1FY17	Q2FY17	Q3FY17	Q4FY17	Q1FY18	Q2FY18	Q3FY18	Q4FY18
Reported revenue growth	94 %	72 %	63 %	22 %	10%	22 %	26 %	29 %	19 %
Currency impact	(2)%	1 %	3 %	5 %	4%	(6)%	(10)%	(17)%	(9)%
Revenue growth in constant currency	92 %	73 %	66 %	27 %	14%	16 %	16 %	12 %	10 %
Impact of TTM acquisitions	(71)%	(61)%	(55)%	(14)%	—%	— %	— %	— %	— %
Revenue growth in constant currency excl. TTM acquisitions	21 %	12 %	11 %	13 %	14%	16 %	16 %	12 %	10 %

National Pen	Q4FY16	Q1FY17	Q2FY17	Q3FY17	Q4FY17	Q1FY18	Q2FY18	Q3FY18	Q4FY18
Reported revenue growth[1]	N/A	N/A	N/A	100 %	100 %	100 %	100 %	39 %	22 %
Currency impact	N/A	N/A	N/A	— %	— %	— %	— %	(9)%	(3)%
Revenue growth in constant currency	N/A	N/A	N/A	100 %	100 %	100 %	100 %	30 %	19 %
Impact of TTM acquisitions	N/A	N/A	N/A	(100)%	(100)%	(100)%	(100)%	— %	— %
Revenue growth in constant currency excl. TTM acquisitions	N/A	N/A	N/A	— %	— %	— %	— %	30 %	19 %
Pro Forma National Pen Growth Rates:									
Pro forma revenue growth in U.S. dollars	*N/A*	*N/A*	*N/A*	*(8)%*	*(5)%*	*(5)%*	*33 %*	*N/A*	*N/A*
Currency impact	*N/A*	*N/A*	*N/A*	*3 %*	*3 %*	*(2)%*	*(5)%*	*N/A*	*N/A*
Pro forma revenue growth in constant currency	*N/A*	*N/A*	*N/A*	*(5)%*	*(2)%*	*(7)%*	*28 %*	*N/A*	*N/A*
Impact of discontinued operations	*N/A*	*N/A*	*N/A*	*3 %*	*3 %*	*4 %*	*— %*	*N/A*	*N/A*
Pro forma revenue growth in constant currency, excluding discontinued operations	*N/A*	*N/A*	*N/A*	*(2)%*	*1 %*	*(3)%*	*28 %*	*N/A*	*N/A*

All Other Businesses	Q4FY16	Q1FY17	Q2FY17	Q3FY17	Q4FY17	Q1FY18	Q2FY18	Q3FY18	Q4FY18
Reported revenue growth	(8)%	(17)%	(7)%	(8)%	6%	7 %	(53)%	(33)%	(33)%
Currency impact	— %	(2)%	— %	(1)%	1%	(2)%	— %	— %	2 %
Revenue growth in constant currency	(8)%	(19)%	(7)%	(9)%	7%	5 %	(53)%	(33)%	(31)%
Impact of TTM acquisitions and divestitures	— %	— %	— %	— %	—%	35 %	77 %	86 %	77 %
Revenue growth in constant currency excl. TTM acquisitions & divestitures	(8)%	(19)%	(7)%	(9)%	7%	40 %	24 %	53 %	46 %

[1]National Pen's reported revenue growth was 100% from Q3 FY17 to Q2 FY18 since we did not own this business in the corresponding year-ago periods.

Values may not sum to total due to rounding. Page 31 of 40

CONSTANT-CURRENCY REVENUE GROWTH RATES
(Quarterly)

	Q4FY16	Q1FY17	Q2FY17	Q3FY17	Q4FY17	Q1FY18	Q2FY18	Q3FY18	Q4FY18
Reported revenue growth	26 %	18 %	16 %	26 %	18 %	27 %	32 %	16 %	12 %
Currency impact	— %	1 %	2 %	2 %	2 %	(3)%	(5)%	(8)%	(4)%
Revenue growth in constant currency	26 %	19 %	18 %	28 %	20 %	24 %	27 %	8 %	8 %
Impact of TTM acquisitions, divestitures & JVs	(15)%	(13)%	(10)%	(17)%	(11)%	(12)%	(16)%	3 %	3 %
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	11 %	6 %	8 %	11 %	9 %	12 %	11 %	11 %	11 %
Reported revenue growth rate ex. TTM acquisitions, divestitures & JVs	11 %	6 %	6 %	9 %	7 %	15 %	16 %	19 %	15 %

Note: Q3FY17, Q4FY17, Q1FY18 and Q2FY18 total company revenue growth in constant currency excluding TTM acquisitions, divestitures and joint ventures excludes the impact of currency and revenue from National Pen. Q1FY18, Q2FY18 and Q3FY18 excludes the impact of currency and revenue from Albumprinter.

CONSTANT-CURRENCY REVENUE GROWTH RATES
(Annual)

Total Company	FY14	FY15	FY16	FY17	FY18
Reported Revenue Growth	9 %	18 %	20 %	19 %	21 %
Currency Impact	(1)%	5 %	4 %	2 %	(4)%
Revenue Growth in Constant Currency	8 %	23 %	24 %	21 %	17 %
Impact of TTM Acquisitions, Divestitures & JVs	(4)%	(14)%	(13)%	(13)%	(6)%
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	4 %	9 %	11 %	8 %	11 %

Vistaprint	FY15	FY16	FY17	FY18
Reported Revenue Growth	4%	6%	7%	12 %
Currency Impact	5%	4%	2%	(3)%
Revenue Growth in Constant Currency	9%	10%	9%	9 %
Impact of TTM Acquisitions & JVs	—%	—%	—%	— %
Revenue growth in constant currency ex. TTM acquisitions & JVs	9%	10%	9%	9 %

Upload and Print	FY15	FY16	FY17	FY18
Reported Revenue Growth	N/A	120 %	36 %	24 %
Currency Impact	N/A	7 %	3 %	(11)%
Revenue Growth in Constant Currency	N/A	127 %	39 %	13 %
Impact of TTM Acquisitions & JVs	N/A	(100)%	(26)%	— %
Revenue growth in constant currency ex. TTM acquisitions & JVs	N/A	27 %	13 %	13 %

Values may not sum to total due to rounding.

Page 32 of 40

All Other Businesses	FY15	FY16	FY17	FY18
Reported Revenue Growth	138 %	(6)%	(7)%	(32)%
Currency Impact	17 %	8 %	— %	— %
Revenue Growth in Constant Currency	155 %	2 %	(7)%	(32)%
Impact of TTM Acquisitions & JVs	(139)%	— %	— %	72 %
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	16 %	2 %	(7)%	40 %

TWO-YEAR STACKED CONSTANT-CURRENCY ORGANIC REVENUE GROWTH RATES

(Quarterly)

Total Company	Q4FY15	Q1FY16	Q2FY16	Q3FY16
Reported revenue growth	13 %	13 %	13 %	29 %
Currency impact	9 %	8 %	7 %	2 %
Revenue growth in constant currency	22 %	21 %	20 %	31 %
Impact of TTM acquisitions, divestitures & JVs	(9)%	(10)%	(10)%	(21)%
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	13 %	11 %	10 %	10 %

Total Company	Q4FY16	Q1FY17	Q2FY17	Q3FY17	Q4FY17	Q1FY18	Q2FY18	Q3FY18	Q4FY18
Reported revenue growth	26 %	18 %	16 %	26 %	18 %	27 %	32 %	16 %	12 %
Currency impact	— %	1 %	2 %	2 %	2 %	(3)%	(5)%	(8)%	(4)%
Revenue growth in constant currency	26 %	19 %	18 %	28 %	20 %	24 %	27 %	8 %	8 %
Impact of TTM acquisitions, divestitures & JVs	(15)%	(13)%	(10)%	(17)%	(11)%	(12)%	(16)%	3 %	3 %
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	11 %	6 %	8 %	11 %	9 %	12 %	11 %	11 %	11 %

2-Year Stacked Organic Constant-Currency	Q4'15+ Q4'16	Q1'16+ Q1'17	Q2'16+ Q2'17	Q3'16+ Q3'17	Q4'16+ Q4'17	Q1'17+ Q1'18	Q2'17+ Q2'18	Q3'17+ Q3'18	Q4'17+ Q4'18
Year 1 (Earlier of the 2 Stacked Periods)	13 %	11 %	10 %	10 %	11 %	6 %	8 %	11 %	9 %
Year 2 (More Recent of the 2 Stacked Periods)	11 %	6 %	8 %	11 %	9 %	12 %	11 %	11 %	11 %
Year 1 + Year 2	24 %	17 %	18 %	21 %	20 %	18 %	19 %	22 %	20 %

Note: Q3FY17, Q4FY17, Q1FY18 and Q2FY18 total company revenue growth in constant currency excluding TTM acquisitions, divestitures and joint ventures excludes the impact of currency and revenue from National Pen. Q1FY18, Q2FY18, Q3FY18 and Q4FY18 excludes the impact of currency and revenue from Albumprinter.

Values may not sum to total due to rounding.

Page 33 of 40

TWO-YEAR STACKED CONSTANT-CURRENCY ORGANIC REVENUE GROWTH RATES, CONT'D

(Quarterly)

Vistaprint	Q4FY15	Q1FY16	Q2FY16	Q3FY16
Reported revenue growth	5%	3%	3%	8%
Currency impact	6%	5%	5%	2%
Revenue growth in constant currency	11%	8%	8%	10%
Impact of TTM acquisitions, divestitures & JVs	—%	—%	—%	—%
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	11%	8%	8%	10%

Vistaprint	Q4FY16	Q1FY17	Q2FY17	Q3FY17	Q4FY17	Q1FY18	Q2FY18	Q3FY18	Q4FY18
Reported revenue growth	12%	7%	7%	11%	5%	11 %	13 %	11 %	11 %
Currency impact	—%	1%	2%	1%	1%	(1)%	(4)%	(4)%	(2)%
Revenue growth in constant currency	12%	8%	9%	12%	6%	10 %	9 %	7 %	9 %
Impact of TTM acquisitions, divestitures & JVs	—%	—%	—%	—%	—%	— %	— %	— %	— %
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	12%	8%	9%	12%	6%	10 %	9 %	7 %	9 %

2-Year Stacked Organic Constant-Currency	Q4'15+ Q4'16	Q1'16+ Q1'17	Q2'16+ Q2'17	Q3'16+ Q3'17	Q4'16+ Q4'17	Q1'17+ Q1'18	Q2'17+ Q2'18	Q3'17+ Q3'18	Q4'17+ Q4'18
Year 1 (Earlier of the 2 Stacked Periods)	11%	8%	8%	10%	12%	8 %	9 %	12 %	6 %
Year 2 (More Recent of the 2 Stacked Periods)	12%	8%	9%	12%	6%	10 %	9 %	7 %	9 %
Year 1 + Year 2	23%	16%	17%	22%	18%	18 %	18 %	19 %	15 %

Upload and Print	Q4FY15	Q1FY16	Q2FY16	Q3FY16
Reported revenue growth	74 %	98 %	112 %	201 %
Currency impact	26 %	20 %	16 %	2 %
Revenue growth in constant currency	100 %	118 %	128 %	203 %
Impact of TTM acquisitions, divestitures & JVs	(66)%	(87)%	(97)%	(178)%
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	34 %	31 %	31 %	25 %

Upload and Print	Q4FY16	Q1FY17	Q2FY17	Q3FY17	Q4FY17	Q1FY18	Q2FY18	Q3FY18	Q4FY18
Reported revenue growth	94 %	72 %	63 %	22 %	10%	22 %	26 %	29 %	19 %
Currency impact	(2)%	1 %	3 %	5 %	4%	(6)%	(10)%	(17)%	(9)%
Revenue growth in constant currency	92 %	73 %	66 %	27 %	14%	16 %	16 %	12 %	10 %
Impact of TTM acquisitions, divestitures & JVs	(71)%	(61)%	(55)%	(14)%	—%	— %	— %	— %	— %
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	21 %	12 %	11 %	13 %	14%	16 %	16 %	12 %	10 %

2-Year Stacked Organic Constant-Currency	Q4'15+ Q4'16	Q1'16+ Q1'17	Q2'16+ Q2'17	Q3'16+ Q3'17	Q4'16+ Q4'17	Q1'17+ Q1'18	Q2'17+ Q2'18	Q3'17+ Q3'18	Q4'17+ Q4'18
Year 1 (Earlier of the 2 Stacked Periods)	34 %	31 %	31 %	25 %	21%	12 %	11 %	13 %	14 %
Year 2 (More Recent of the 2 Stacked Periods)	21 %	12 %	11 %	13 %	14%	16 %	16 %	12 %	10 %
Year 1 + Year 2	55 %	43 %	42 %	38 %	35%	28 %	27 %	25 %	24 %

Values may not sum to total due to rounding. Page 34 of 40

GROSS PROFIT AND CONTRIBUTION PROFIT

(in millions except percentages)

	Q4FY16	Q1FY17	Q2FY17	Q3FY17	Q4FY17	Q1FY18	Q2FY18	Q3FY18	Q4FY18
Total revenue	$479.2	$443.7	$576.9	$550.6	$564.3	$563.3	$762.1	$636.1	$631.1
Cost of revenue	$222.1	$213.1	$276.4	$268.5	$279.1	$283.8	$360.3	$319.2	$316.6
Gross profit (revenue minus cost of revenue)	**$257.1**	**$230.7**	**$300.5**	**$282.1**	**$285.2**	**$279.5**	**$401.8**	**$316.9**	**$314.6**
as a percent of total revenue	*53.7%*	*52.0%*	*52.1%*	*51.2%*	*50.5%*	*49.6%*	*52.7%*	*49.8%*	*49.8%*
Advertising expense and payment processing fees	$84.0	$86.4	$103.6	$109.4	$99.4	$105.0	$140.8	$118.5	$108.8
Contribution profit (gross profit minus advertising/processing fees)	**$173.1**	**$144.3**	**$196.9**	**$172.7**	**$185.7**	**$174.5**	**$261.0**	**$198.4**	**$205.7**
as a percent of total revenue	*36.1%*	*32.5%*	*34.1%*	*31.4%*	*32.9%*	*31.0%*	*34.3%*	*31.2%*	*32.6%*

PROFIT (LOSS) BY REPORTABLE SEGMENT ("SEGMENT PROFIT")

(Quarterly and YTD, in thousands)

	Q4 FY 2016	Q4 FY 2017	Q4 FY 2018	FY 2016	FY 2017	FY 2018
Vistaprint	$ 48,157	$ 37,772	$ 53,874	$ 214,947	$ 167,687	$ 241,479
Upload and Print	17,339	19,957	24,705	58,207	63,189	79,310
National Pen	N/A	1,001	2,980	N/A	(2,225)	22,165
All Other Businesses	(10,869)	(9,361)	(9,161)	(9,328)	(31,307)	(34,620)
Total segment profit	**$ 54,627**	**$ 49,369**	**$ 72,398**	**$ 263,826**	**$ 197,344**	**$ 308,334**
Central and corporate costs ex. unallocated SBC	(25,901)	(26,080)	(26,802)	(97,672)	(104,747)	(106,202)
Unallocated SBC	—	(4,573)	(7,040)	—	(13,346)	(25,198)
Include: Realized (losses) gains on certain currency derivatives not included in operating income	837	3,156	(2,487)	5,863	16,474	(11,445)
Adjusted NOP	**$ 29,563**	**$ 21,872**	**$ 36,069**	**$ 172,017**	**$ 95,725**	**$ 165,489**
Exclude: Realized losses (gains) on certain currency derivatives not included in operating income	(837)	(3,156)	2,487	(5,863)	(16,474)	11,445
Acquisition-related amortization and depreciation	(10,518)	(12,662)	(11,819)	(40,834)	(46,402)	(50,149)
Earn-out related charges[1]	(1,793)	(12,245)	—	(6,378)	(40,384)	(2,391)
Share-based compensation related to investment consideration	(1,130)	(4,559)	(5,745)	(4,835)	(9,638)	(6,792)
Certain impairments	(1,216)	—	—	(41,820)	(9,556)	—
Restructuring-related charges	—	(810)	(550)	(381)	(26,700)	(15,236)
Interest expense for Waltham, MA lease	1,961	1,904	1,844	6,287	7,727	7,489
Gain on the purchase or sale of subsidiaries[2]	—	—	(435)	—	—	47,945
Total income from operations	**$ 16,030**	**$ (9,656)**	**$ 21,851**	**$ 78,193**	**$ (45,702)**	**$ 157,800**

[1]Includes expense recognized for the change in fair value of contingent consideration and compensation expense related to earn-out mechanisms dependent upon continued employment.

[2]Includes the impact of the gain on the sale of Albumprinter, as well as a bargain purchase gain as defined by ASC 805-30 for an acquisition in which the identifiable assets acquired and liabilities assumed are greater than the consideration transferred, that was recognized in general and administrative expense in our consolidated statement of operations during the six months ended December 31, 2017.

Values may not sum to total due to rounding.

Page 35 of 40

ADJUSTED NET OPERATING PROFIT

(Quarterly, in millions except percentages)

	Q4FY16	Q1FY17	Q2FY17	Q3FY17	Q4FY17	Q1FY18	Q2FY18	Q3FY18	Q4FY18
GAAP operating income (loss)	$16.0	($27.8)	$33.7	($41.9)	($9.7)	$46.6	$72.7	$16.6	$21.9
Exclude expense (benefit) impact of:									
Acquisition-related amortization and depreciation	$10.5	$10.2	$10.0	$13.5	$12.7	$12.7	$12.6	$13.0	$11.8
Earn-out related charges[1]	$1.8	$16.2	$7.0	$4.9	$12.2	$1.1	$1.3	$—	$—
Share-based compensation related to investment consideration	$1.1	$4.1	$0.6	$0.4	$4.6	$—	$1.0	$—	$5.7
Certain impairments[2]	$1.2	$—	$—	$9.6	$—	$—	$—	$—	$—
Restructuring related charges	$—	$—	$1.1	$24.8	$0.8	$0.9	$11.5	$2.3	$0.6
Less: Interest expense associated with Waltham, MA lease	($2.0)	($2.0)	($2.0)	($1.9)	($1.9)	($1.9)	($1.9)	($1.8)	($1.8)
Less: Gain on the purchase or sale of subsidiaries[3]	$—	$—	$—	$—	$—	($48.4)	$—	$—	$0.4
Include: Realized (losses) gains on certain currency derivatives not included in operating income	$0.8	$1.9	$6.8	$4.6	$3.2	($0.6)	($3.5)	($4.8)	($2.5)
Adjusted NOP	**$29.6**	**$2.7**	**$57.3**	**$13.9**	**$21.9**	**$10.4**	**$93.7**	**$25.3**	**$36.1**
Adjusted NOP as a percent of total revenue	*6.2%*	*0.6%*	*9.9%*	*2.5%*	*3.9%*	*1.8%*	*12.3%*	*4.0%*	*5.7%*

ADJUSTED NET OPERATING PROFIT

(TTM, in millions)

	TTM Q4FY16	TTM Q1FY17	TTM Q2FY17	TTM Q3FY17	TTM Q4FY17	TTM Q1FY18	TTM Q2FY18	TTM Q3FY18	TTM Q4FY18
GAAP operating income (loss)	$78.2	$38.3	$4.4	($20.0)	($45.7)	$28.7	$67.7	$126.3	$157.8
Exclude expense (benefit) impact of:									
Acquisition-related amortization and depreciation	$40.8	$41.3	$41.6	$44.3	$46.4	$48.9	$51.5	$51.0	$50.1
Earn-out related charges[1]	$6.4	$22.3	$25.9	$29.9	$40.4	$25.3	$19.5	$14.6	$2.4
Share-based compensation related to investment consideration	$4.8	$8.1	$7.0	$6.2	$9.6	$5.6	$6.0	$5.6	$6.8
Certain impairments[2]	$41.8	$41.8	$38.8	$10.8	$9.6	$9.6	$9.6	$—	$—
Restructuring related charges	$0.4	$0.1	$1.1	$25.9	$26.7	$27.6	$38.0	$15.5	$15.2
Less: Interest expense associated with Waltham, MA lease	($6.3)	($7.9)	($7.9)	($7.8)	($7.7)	($7.7)	($7.6)	($7.5)	($7.5)
Less: Gain on the purchase or sale of subsidiaries[3]	$—	$—	$—	$—	$—	($48.4)	($48.4)	($48.4)	($47.9)
Include: Realized (losses) gains on certain currency derivatives not included in operating income	$5.9	$7.4	$11.0	$14.2	$16.5	$14.0	$3.6	($5.8)	($11.4)
Adjusted NOP	**$172.0**	**$151.5**	**$122.0**	**$103.4**	**$95.7**	**$103.5**	**$139.8**	**$151.3**	**$165.5**

[1]Includes expense recognized for the change in fair value of contingent consideration & compensation expense related to cash-based earn-out mechanisms dependent upon continued employment.
[2]Includes the impact of impairments or abandonments of goodwill and other long-lived assets as defined by ASC 350 - "Intangibles-Goodwill and Other" or ASC 360- "Property, plant, and equipment."
[3]Includes the impact of the gain on the sale of Albumprinter, as well as a bargain purchase gain as defined by ASC 805-30 for an acquisition in which the identifiable assets acquired and liabilities assumed are greater than the consideration transferred, that was recognized in general and administrative expense in our consolidated statement of operations during the six months ended December 31, 2017.

Values may not sum to total due to rounding.

Page 36 of 40

ADJUSTED EBITDA

(Quarterly, in millions)

	Q4FY16	Q1FY17	Q2FY17	Q3FY17	Q4FY17	Q1FY18	Q2FY18	Q3FY18	Q4FY18
GAAP operating income (loss)	$16.0	($27.8)	$33.7	($41.9)	($9.7)	$46.6	$72.7	$16.6	$21.9
Depreciation and amortization	$35.5	$35.5	$37.0	$44.5	$42.6	$42.4	$41.3	$43.4	$41.9
Waltham, MA lease depreciation adjustment	($1.0)	($1.0)	($1.0)	($1.0)	($1.0)	($1.0)	($1.0)	($1.0)	($1.0)
Share-based compensation expense[1]	$5.6	$11.6	$11.3	$6.5	$13.0	$6.8	$12.8	$12.8	$16.7
Proceeds from insurance	$0.8	$0.7	$—	$0.2	$—	$—	$0.4	$0.3	$—
Interest expense associated with Waltham, MA lease	($2.0)	($2.0)	($2.0)	($1.9)	($1.9)	($1.9)	($1.9)	($1.8)	($1.8)
Earn-out related charges	$1.8	$16.2	$7.0	$4.9	$12.2	$1.1	$1.3	$—	$—
Certain impairments and other adjustments	$1.2	$—	$—	$9.6	$—	$—	$0.5	$0.9	$1.5
Gain on purchase or sale of subsidiaries	$—	$—	$—	$—	$—	($48.4)	$—	$—	$0.4
Restructuring related charges	$—	$—	$1.1	$24.8	$0.8	$0.9	$11.5	$2.3	$0.6
Realized gains (losses) on currency derivatives not included in operating income	$0.8	$1.9	$6.8	$4.6	$3.2	($0.6)	($3.5)	($4.8)	($2.5)
Adjusted EBITDA[2,3]	**$58.9**	**$35.1**	**$93.9**	**$50.2**	**$59.2**	**$45.8**	**$134.0**	**$68.7**	**$77.6**

ADJUSTED EBITDA

(TTM, in millions)

	TTM Q4FY16	TTM Q1FY17	TTM Q2FY17	TTM Q3FY17	TTM Q4FY17	TTM Q1FY18	TTM Q2FY18	TTM Q3FY18	TTM Q4FY18
GAAP operating income (loss)	$78.2	$38.3	$4.4	($20.0)	($45.7)	$28.7	$67.7	$126.3	$157.8
Depreciation and amortization	$132.1	$137.4	$142.6	$152.6	$159.7	$166.5	$170.8	$169.7	$169.0
Waltham, MA lease depreciation adjustment	($3.4)	($4.1)	($4.1)	($4.1)	($4.1)	($4.1)	($4.1)	($4.1)	($4.1)
Share-based compensation expense[1]	$23.8	$29.2	$34.4	$35.0	$42.4	$37.6	$39.1	$45.4	$49.1
Proceeds from insurance	$4.0	$3.0	$1.5	$1.6	$0.8	$0.2	$0.5	$0.7	$0.7
Interest expense associated with Waltham, MA lease	($6.3)	($7.9)	($7.9)	($7.8)	($7.7)	($7.7)	($7.6)	($7.5)	($7.5)
Earn-out related charges	$6.4	$22.3	$25.9	$29.9	$40.4	$25.3	$19.5	$14.6	$2.4
Certain impairments and other adjustments	$41.8	$41.8	$38.8	$10.8	$9.6	$9.6	$10.1	$1.4	$2.9
Gain on purchase or sale of subsidiaries	$—	$—	$—	$—	$—	($48.4)	($48.4)	($48.4)	($47.9)
Restructuring related charges	$0.4	$0.1	$1.1	$25.9	$26.7	$27.6	$38.0	$15.5	$15.2
Realized gains (losses) on currency derivatives not included in operating income	$5.9	$7.4	$11.0	$14.2	$16.5	$14.0	$3.6	($5.8)	($11.4)
Adjusted EBITDA[2,3]	**$282.8**	**$267.6**	**$247.6**	**$238.0**	**$238.4**	**$249.2**	**$289.2**	**$307.7**	**$326.1**

[1]From Q4FY17 through Q3FY18 the SBC expense listed here excludes the portion included in restructuring-related charges to avoid double counting.
[2]This letter uses the definition of Adjusted EBITDA as outlined above and therefore does not include the pro-forma impact of acquisitions; however, our debt covenants allow for the inclusion of pro-forma impacts to Adjusted EBITDA.
[3]Adjusted EBITDA includes 100% of the results of our consolidated subsidiaries and therefore does not give effect to Adjusted EBITDA attributable to non-controlling interests. This is to most closely align to our debt covenant and cash flow reporting.

Values may not sum to total due to rounding.

Page 37 of 40

FREE CASH FLOW
(Quarterly, in millions)

	Q4FY16	Q1FY17	Q2FY17	Q3FY17	Q4FY17	Q1FY18	Q2FY18	Q3FY18	Q4FY18
Net cash provided by operating activities	$52.1	$9.6	$105.1	$9.0	$33.1	$16.4	$160.4	($32.1)	$47.7
Purchases of property, plant and equipment	($17.8)	($19.3)	($16.9)	($20.7)	($17.2)	($20.5)	($18.2)	($8.8)	($13.5)
Purchases of intangible assets not related to acquisitions	$—	$—	($0.1)	$—	($0.1)	$—	($0.3)	$—	$—
Capitalization of software and website development costs	($8.1)	($8.3)	($10.8)	($9.6)	($8.6)	($8.9)	($9.2)	($11.4)	($11.4)
Payment of contingent earn-out liabilities	$8.6	$—	$—	$—	$—	$—	$—	$49.2	$—
Free cash flow	**$34.8**	**($18.1)**	**$77.3**	**($21.3)**	**$7.1**	**($13.0)**	**$132.7**	**($3.0)**	**$22.8**

Reference:

Value of capital leases	$0.3	$2.1	$2.8	$7.2	$2.3	$—	$0.1	$0.4	$—
Cash restructuring payments	$—	$—	$—	$7.5	$7.5	$4.1	$6.8	$4.2	$2.2

Cash paid during the period for interest	$14.7	$5.4	$14.8	$7.3	$17.8	$8.4	$17.4	$8.0	$22.8
Interest expense for Waltham, MA Lease	($2.0)	($2.0)	($2.0)	($1.9)	($1.9)	($1.9)	($1.9)	($1.8)	($1.8)
Cash interest related to borrowing	**$12.8**	**$3.4**	**$12.8**	**$5.4**	**$15.9**	**$6.5**	**$15.5**	**$6.2**	**$20.9**

FREE CASH FLOW
(TTM, in millions)

	TTM Q4FY16	TTM Q1FY17	TTM Q2FY17	TTM Q3FY17	TTM Q4FY17	TTM Q1FY18	TTM Q2FY18	TTM Q3FY18	TTM Q4FY18
Net cash provided by operating activities	$247.4	$229.5	$199.7	$175.8	$156.7	$163.5	$218.8	$177.7	$192.3
Purchases of property, plant and equipment	($80.4)	($75.4)	($73.1)	($74.7)	($74.2)	($75.3)	($76.6)	($64.7)	($60.9)
Purchases of intangible assets not related to acquisitions	($0.5)	($0.1)	($0.2)	($0.1)	($0.2)	($0.2)	($0.4)	($0.4)	($0.3)
Capitalization of software and website development costs	($26.3)	($29.7)	($33.3)	($36.8)	($37.3)	($37.9)	($36.3)	($38.1)	($40.8)
Payment of contingent earn-out liabilities	$8.6	$8.6	$8.6	$8.6	$—	$—	$—	$49.2	$49.2
Proceeds from insurance related to investing activities	$3.6	$1.5	$—	$—	$—	$—	$—	$—	$—
Free cash flow	**$152.4**	**$134.5**	**$101.7**	**$72.7**	**$45.1**	**$50.1**	**$105.6**	**$123.8**	**$139.5**

Reference:

Value of capital leases	$7.5	$7.2	$9.4	$12.4	$14.4	$12.3	$9.6	$2.9	$0.5
Cash restructuring payments	$2.6	$0.4	$0.4	$7.5	$15.0	$19.1	$25.9	$22.6	$17.3

Cash paid during the period for interest	$37.6	$40.0	$39.8	$42.2	$45.3	$48.3	$51.0	$51.7	$56.6
Interest expense for Waltham, MA Lease	($6.3)	($7.9)	($7.9)	($7.8)	($7.7)	($7.7)	($7.6)	($7.5)	($7.5)
Cash interest related to borrowing	**$31.3**	**$32.1**	**$31.9**	**$34.4**	**$37.5**	**$40.7**	**$43.4**	**$44.2**	**$49.1**

Values may not sum to total due to rounding.

Page 38 of 40

RETURN ON INVESTED CAPITAL

(TTM, in millions except percentages)

	Q4FY16	Q1FY17	Q2FY17	Q3FY17	Q4FY17	Q1FY18	Q2FY18	Q3FY18	Q4FY18
Total Debt	$678.5	$682.5	$876.1	$891.5	$876.7	$820.8	$700.5	$812.6	$826.8
Redeemable Non-Controlling Interest	$65.3	$64.9	$41.8	$42.6	$45.4	$83.8	$85.5	$87.8	$86.2
Total Shareholders Equity	$166.1	$147.5	$99.8	$84.7	$75.2	$84.5	$119.7	$93.6	$93.9
Excess Cash[1]	—	—	—	—	—	—	—	—	—
Invested Capital[2]	$909.9	$895.0	$1,017.8	$1,018.8	$997.3	$989.1	$905.7	$994.0	$1,006.9
Average Invested Capital[3]	$847.8	$872.2	$934.0	$960.3	$982.2	$1,005.7	$977.7	$971.5	$974.0

	TTM Q4FY16	TTM Q1FY17	TTM Q2FY17	TTM Q3FY17	TTM Q4FY17	TTM Q1FY18	TTM Q2FY18	TTM Q3FY18	TTM Q4FY18
Adjusted NOP	$172.0	$151.5	$122.0	$103.4	$95.7	$103.5	$139.8	$151.3	$165.5
Less: Cash Taxes	$19.8	$23.6	$29.3	$44.6	$49.3	$46.2	$39.5	$31.3	$32.3
Adjusted NOPAT	$152.3	$127.9	$92.6	$58.8	$46.4	$57.3	$100.3	$120.0	$133.2
Average Invested Capital[3] (from above)	$847.8	$872.2	$934.0	$960.3	$982.2	$1,005.7	$977.7	$971.5	$974.0
TTM Adjusted ROIC (cash tax)	*18%*	*15%*	*10%*	*6%*	*5%*	*6%*	*10%*	*12%*	*14%*

Adjusted NOPAT (from above)	$152.3	$127.9	$92.6	$58.8	$46.4	$57.3	$100.3	$120.0	$133.2
Add back: SBC included in Adjusted NOP[4]	$18.9	$21.0	$27.4	$28.8	$32.7	$32.0	$33.2	$39.8	$42.3
TTM Adjusted NOPAT excluding SBC	$171.2	$148.9	$120.0	$87.6	$79.1	$89.4	$133.6	$159.9	$175.7
Average Invested Capital[3] (from above)	$847.8	$872.2	$934.0	$960.3	$982.2	$1,005.7	$977.7	$971.5	$974.0
TTM Adjusted ROIC excluding SBC (cash tax)	*20%*	*17%*	*13%*	*9%*	*8%*	*9%*	*14%*	*16%*	*18%*

[1]Excess cash is cash and equivalents > 5% of last twelve month revenues; if negative, capped at zero.

[2,3]Average invested capital represents a four quarter average of total debt, redeemable non-controlling interests and total shareholder equity, less excess cash.

[4]Adjusted NOP already excludes SBC related to investment consideration and restructuring. Here we remove the remaining SBC, so that the "Adjusted NOPAT excluding SBC" excludes all SBC.

Values may not sum to total due to rounding.

Page 39 of 40

ABOUT CIMPRESS: Cimpress N.V. (Nasdaq: CMPR) invests in and builds customer-focused, entrepreneurial, mass-customization businesses for the long term. Mass customization is a competitive strategy which seeks to produce goods and services to meet individual customer needs with near mass production efficiency. Cimpress businesses include Drukwerkdeal, Exaprint, National Pen, Pixartprinting, Printi, Vistaprint and WIRmachenDRUCK. To learn more, visit http://www.cimpress.com. Cimpress and the Cimpress logo are trademarks of Cimpress N.V. or its subsidiaries. All other brand and product names appearing on this announcement may be trademarks or registered trademarks of their respective holders. CONTACT INFORMATION: Investor Relations: Media Relations: Jenna Marvel Paul McKinlay ir@cimpress.com mediarelations@cimpress.com +1.781.652.6480 SAFE HARBOR STATEMENT: This earnings commentary contains statements about our future expectations, plans, and prospects of our business that constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995, including our expectations for the growth and development of our businesses, revenues, profits, cash flows, and liquidity; our investments in our business and the effects of the investments; the development and success of MCP; our future competitive position; the effects of and savings from our restructurings; our expectations and projections for future share-based compensation expense and currency exchange rates; the effects of our adoption of a new revenue recognition accounting standard; and the matters discussed in the section entitled "Housekeeping Items." Forward-looking projections and expectations are inherently uncertain, are based on assumptions and judgments by management, and may turn out to be wrong. Our actual results may differ materially from those indicated by the forward-looking statements in this document as a result of various important factors, including but not limited to flaws in the assumptions and judgments upon which our forecasts are based; our failure to execute our strategy; our inability to make the investments in our business that we plan to make or the failure of those investments to achieve the results we expect; our failure to develop our mass customization platform or the failure of the mass customization platform to drive the efficiencies and competitive advantage we expect; the failure of our restructurings to have the effects that we expect; loss of key personnel; our ability to accurately forecast the savings and charges relating to restructuring activities and share-based compensation; unanticipated changes in our markets, customers, or business; our failure to reposition our Vistaprint brand and to promote and strengthen all of our brands; our failure to attract new customers and retain our current customers; our failure to manage the growth and complexity of our business and expand our operations; the failure of the businesses we acquire or invest in to perform as expected; the willingness of purchasers of customized products and services to shop online; unexpected currency fluctuations; changes in the laws and regulations that affect our businesses; our failure to maintain compliance with the covenants in our senior secured revolving credit facility and senior unsecured notes or to pay our debts when due; competitive pressures; general economic conditions; and other factors described in our Form 10-Q for the fiscal quarter ended March 31, 2018 and the other documents we periodically file with the U.S. SEC. In addition, the statements and projections in this press release represent our expectations and beliefs as of the date of this press release, and subsequent events and developments may cause these expectations, beliefs, and projections to change. We specifically disclaim any obligation to update any forward-looking statements. These forward-looking statements should not be relied upon as representing our expectations or beliefs as of any date subsequent to the date of this press release. Page 40 of 40